                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4133

                  RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end:  9/30

Date of reporting period: 9/30

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
STRATEGIC ALLOCATION FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2007
(Prospectus also enclosed)


RIVERSOURCE STRATEGIC ALLOCATION
FUND SEEKS TO PROVIDE SHAREHOLDERS
MAXIMUM TOTAL RETURN THROUGH A
COMBINATION OF GROWTH OF CAPITAL
AND CURRENT INCOME.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     14

Fund Expenses Example...............     16

Investments in Securities...........     19

Financial Statements................     44

Notes to Financial Statements.......     49

Report of Independent Registered
   Public Accounting Firm...........     74

Federal Income Tax Information......     75

Board Members and Officers..........     78

Approval of Investment Management
   Services Agreement...............     82

Proxy Voting........................     84

Change in Independent Registered
   Public Accounting Firm...........     85

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.
--------------------------------------------------------------------------------

 2 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT SEPT. 30, 2007

FUND OBJECTIVE

RiverSource Strategic Allocation Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

ASSET ALLOCATION & SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Stocks(1)                                 79.1%
Bonds(2)                                  14.4%
Cash & Cash Equivalents(6)                 6.1%
Senior Loans(4)                            0.2%
Preferred Stocks(5)                        0.2%



* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Financials 16.5%, Energy 11.3%, Consumer Discretionary 10.5%, Information Technology 9.6%, Industrials 9.1%, Health Care 6.5%, Materials 5.5%, Consumer Staples 4.2%, Telecommunication Services 3.8% and Utilities 2.1%.
(2) Includes Mortgage-Backed 5.4%, U.S. Government Obligations & Agencies 3.4%, Corporate Bonds(3) 3.0%, Commercial Mortgage-Backed 2.0%, Asset-Backed 0.4% and Foreign Government 0.2%.
(3) Includes Telecommunication 0.8%, Financials 0.5%, Utilities 0.4%, Consumer Discretionary 0.3%, Industrials 0.3%, Consumer Staples 0.2%, Health Care 0.2%, Materials 0.2% and Energy 0.1%.
(4)  Includes Consumer Discretionary 0.1% and Telecommunication 0.1%.
(5)  Consumer Discretionary 0.2%.
(6) Of the 6.1%, 3.2% is due to security lending activity and 2.9% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT SEPT. 30, 2007

STYLE MATRIX
(STYLE MATRIX GRAPHIC)
(DURATION MATRIX GRAPHIC)


          STYLE
VALUE    BLEND    GROWTH
          X               LARGE
          X               MEDIUM     DURATION
          X               SMALL



        DURATION
SHORT    INT.     LONG
          X                HIGH
          X                MEDIUM     QUALITY
          X                LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                           YEARS IN INDUSTRY
EQUITIES
Dimitris Bertsimas,
   Ph.D.                          14
Gina Mourtzinou, Ph.D.            11
Alexander Sauer-Budge,
   Ph.D.                           4
Steve Kokkotos, Ph.D.              8
FIXED INCOME
Tom Murphy, CFA                   21
Scott Kirby                       28
Jamie Jackson, CFA                19

FUND FACTS

                        TICKER SYMBOL    INCEPTION DATE
Class A                     IMRFX          01/23/85
Class B                     IMRBX          03/20/95
Class C                     RSSCX          06/26/00
Class I                        --          12/11/06
Class R2                       --          12/11/06
Class R3                    RSACX          12/11/06
Class R4(1)                 IDRYX          03/20/95
Class R5                    RSALX          12/11/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $2.198 billion
Number of holdings                            1,177

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil                           2.5%
Chevron                               2.4%
iShares MSCI Emerging Markets Index
   Fund                               2.2%
Apple                                 2.0%
Pfizer                                1.4%
AT&T                                  1.3%
Merck & Co                            1.3%
Microsoft                             1.2%
Citigroup                             1.2%
Johnson & Johnson                     1.1%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

--------------------------------------------------------------------------------

 4 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                       For the year ended Sept. 30, 2007

                                  (BAR CHART)

RiverSource Strategic Allocation Fund Class A
  (excluding sales charge)                           +17.97%

S&P 500 Index (unmanaged)                            +16.44%

Lehman Brothers Aggregate Bond Index (unmanaged)      +5.14%

Blended Index (unmanaged)                            +11.89%

Lipper Flexible Portfolio Funds Index                +16.37%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                                   NET FUND AND ACQUIRED FUND
                             TOTAL            NET EXPENSES            (UNDERLYING FUND)(A)
Class A                      1.12%               1.12%                       1.13%
Class B                      1.88%               1.88%                       1.89%
Class C                      1.88%               1.88%                       1.89%
Class I                      0.73%               0.73%                       0.74%
Class R2(b)                  1.54%               1.54%                       1.55%
Class R3(b)                  1.32%               1.32%                       1.33%
Class R4(c)                  1.04%               1.01%(d)                    1.02%
Class R5(b)                  0.80%               0.80%                       0.81%

(a) In addition to the Fund's total annual operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of acquired funds in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, is 0.01%.
(b)  Inception date for Class I, Class R2, Class R3 and Class R5 was Dec. 11,
     2006.
(c)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.05% for the fiscal year ended Sept. 30, 2007), will not exceed 0.96% for Class R4.
--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT SEPT. 30, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 1/23/85)         +17.97%   +14.50%   +14.49%    +5.93%     +11.27%
 Class B (inception 3/20/95)         +17.02%   +13.63%   +13.60%    +5.11%      +7.50%
 Class C (inception 6/26/00)         +16.97%   +13.62%   +13.60%      N/A       +4.61%
 Class I (inception 12/11/06)           N/A       N/A       N/A       N/A      +10.70%*
 Class R2 (inception 12/11/06)          N/A       N/A       N/A       N/A      +10.01%*
 Class R3 (inception 12/11/06)          N/A       N/A       N/A       N/A      +10.22%*
 Class R4** (inception 3/20/95)      +18.08%   +14.71%   +14.67%    +6.08%      +8.49%
 Class R5 (inception 12/11/06)          N/A       N/A       N/A       N/A      +10.65%*

                                                                                SINCE
WITH SALES CHARGE                    1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 1/23/85)         +11.18%   +12.26%   +13.14%    +5.30%     +10.98%
 Class B (inception 3/20/95)         +12.02%   +12.59%   +13.36%    +5.11%      +7.50%
 Class C (inception 6/26/00)         +15.97%   +13.62%   +13.60%      N/A       +4.61%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, RiverSource Strategic Allocation Fund's portfolio management teams discuss the Fund's results and positioning for the 12 months ended Sept. 30, 2007.

Q: How did RiverSource Strategic Allocation Fund perform for the 12 months ended
   Sept. 30, 2007?

A: RiverSource Strategic Allocation Fund gained 17.97% (Class A shares, excluding sales charge) for the 12 months ended Sept. 30, 2007. The Fund outperformed the 16.44% advance of the broad-based S&P 500 Index, an unmanaged group of large company stocks, and the 5.14% return of the Lehman Brothers Aggregate Bond Index (Lehman Index), an unmanaged index representing U.S. taxable investment-grade bonds, during the same period. The Fund also outperformed the Lipper Flexible Portfolio Funds Index, representing the Fund's peer group, which rose 16.37%. The Blended Index, which is composed of 60% S&P 500 Index and 40% Lehman Index, increased 11.89% during the same time period.

   THE FUND BENEFITED IN PARTICULAR FROM ITS SIGNIFICANT ALLOCATION TO, AND STOCK SELECTION WITHIN, INTERNATIONAL LARGE-CAP EQUITIES.


Q: What factors most significantly affected asset allocation and performance for the equity portion of the Fund?

A: Effective asset allocation drove performance most during the annual period.
   The Fund benefited in particular from its significant allocation to, and stock selection within, international large-cap equities. The Fund's international equity sub-portfolio produced strong returns during the period. Having exposure to emerging market equities and only a modest allocation to fixed income was also helpful. Security selection decisions within U.S. large-cap equities and fixed income sectors proved effective as well. The detracting factors, which were moderate, were the Fund's allocation to, and stock selection within, U.S. small- and mid-cap equities as they trailed large-cap equities for the period. It should be noted that the Fund's emerging market equity sub-portfolio is invested in iShares, an exchange traded fund (ETF) based on its asset class index that is designed to closely track that index. While the emerging market equity ETF underperformed its index for the period, it was still the best performing asset class in the Fund.

--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   During the period, the Fund's performance was also driven by the selection of U.S. stocks of all capitalizations using the Fund's three quantitative models -- value, momentum and quality. We use these three distinct models in pursuit of style diversification for the Fund.

   Within the U.S. large-cap equity sub-portfolio, all three of the quantitative models outperformed the S&P 500 Index for the annual period, with the momentum model taking the lead, followed by quality and then value. Within the U.S. small- and mid-cap equity sub-portfolio, strong performance in the momentum model did not offset the disappointing results produced by the value and quality models. Within the international large-cap sub-portfolio, performance was driven by the selection of stocks using the value, momentum and quality models, each modified from the models used for U.S. stocks based on international market-specific characteristics. For the reporting period, all three of the quantitative models performed strongly, with the momentum model taking the lead, followed by the quality and value models. It is notable that on a quarter to quarter basis, the three models took turns in leading performance in each of the U.S. and international equity sub-portfolios, demonstrating the advantages of employing style diversification.

   Our use of risk modeling -- limits on individual holding size and sector and industry allocations, and in the case of the international sub-portfolios, limits on country and regional allocation -- supported the Fund's strong performance as well.

Q: Which equity sectors and securities affected the Fund's performance?

A: We do not generally make sector or industry investments based on our outlook for the economy or the equity markets. That said, within the U.S. large-cap equity sub-portfolio, sizable allocations to energy, the best performing sector within the S&P 500 Index for the fiscal year, and to telecommunication services, another strong performer, helped the sub-portfolio's results. So too did a modest allocation to financials, the worst performing sector within the S&P 500 Index during the period. Positions in energy giants Chevron, Exxon Mobil and ConocoPhillips, telecommunications leaders AT&T and Verizon Communications, information technology names Apple, Google, Oracle and IBM, and pharmaceutical firm Merck & Co particularly helped the Fund's performance. Detracting from Fund results were a significant exposure to

--------------------------------------------------------------------------------

 8 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   consumer discretionary, which lagged, and having only a small allocation to industrials, which performed well. Positions in Time Warner, Pfizer, Home Depot, Countrywide Financial, Natl City, Lennar, Wal-Mart Stores and DR Horton disappointed most.

   Within the U.S. small- and mid-cap equity sub-portfolio, significant exposure to materials and consumer staples and modest allocations to health care and industrials contributed positively to the Fund's results. Leading securities for the period included Terex, Nuance Communications, Universal, SUPERVALU and CF Inds Holdings. On the other hand, these positives were outweighed by the detracting effects of a sizable allocation to consumer discretionary and a modest exposure to information technology. Lagging securities included Radian Systems, American Home Mtge, PMI Group, W Holding and KB HOME. It is not surprising that four of the Fund's worst performers were financial companies, given the subprime mortgage turmoil during the period.

   Within the international large-cap sub-portfolio, each of the major regions contributed positively to the Fund's results, led by Europe and Japan and followed by the U.K. and Pacific (excluding Japan). Positioning in consumer discretionary and materials also helped. Individual positions in DaimlerChrysler and ABN AMRO Holding helped the Fund's performance most. Detracting somewhat from the sub-portfolio's positive performance was its positioning in consumer staples and utilities. Shinsei Bank and Royal Bank of Scotland Group were the greatest individual stock detractors during the period.

Q: How did the fixed income portion of the Fund perform during the annual period?

A: Allocations to high yield corporate bonds, global bonds and emerging market bonds helped the Fund's performance, as each of these sectors outperformed the Lehman Index for the annual period. Effective issue selection in core bond sectors, including mortgage-backed securities, investment-grade corporate bonds and commercial mortgage backed securities (CMBS), also worked to the Fund's benefit. Tactical duration positioning added value, as we responded to market swings away from our estimate of fair value for interest rates by shifting positioning throughout the fiscal year. Duration is a measure of the Fund's sensitivity to changes in interest rates.

--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   On the other hand, the Fund's overall fixed income sector allocation among high quality bonds detracted from performance for the 12 months overall. We emphasized non-Treasury sectors, which underperformed comparable-duration Treasuries during the period. It should be noted, however, that nearly all of the underperformance of the high quality fixed income sectors was concentrated in the final three months of the fiscal year, when the fixed income markets struggled amidst a severe liquidity crunch.

Q: What changes did you make to the Fund and how is it currently positioned?

A: We made only modest changes to the Fund's asset allocation during the annual period. We slightly increased the Fund's overall allocation to equities, adding to weightings in U.S. large-cap equities and in small- and mid-cap equities. We slightly decreased the Fund's exposure to international equities and to emerging market equities. We also made some changes within the Fund's small- and mid-cap equity sub-portfolio. Finally, based on an extensive look at our quantitative models, we expanded and improved the valuation measures we use in our value model in March 2007.

   Within the fixed income portion of the Fund, we steadily increased exposure to higher quality bonds during the annual period. Correspondingly, we modestly reduced the Fund's allocation to high yield corporate bonds and, late in 2006, following remarkably strong performance in the sector, we completely eliminated the Fund's position in emerging market bonds. Within the Fund's core bond allocation, we added to its position in mortgage-backed securities, with an emphasis on non-agency securities. We also scaled back the Fund's exposure to investment grade corporate bonds and reduced the Fund's allocation to cash. Overall, the Fund's portfolio turnover rate for the annual period was 123%.

   OUR ASSET ALLOCATION MODELS CONTINUE TO FAVOR EQUITIES OVER FIXED INCOME.


Q: What is your tactical view and strategy for the equity portion of the Fund over the months ahead?

A: We believe the Fund's consistent, disciplined approach should benefit performance over the long term. Our asset allocation models continue to favor equities over fixed income. Our momentum model appears to favor emerging

--------------------------------------------------------------------------------

 10 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   market stocks, international large-cap stocks and U.S. large-cap stocks over the near term. With that, we intend to maintain the Fund's emphasis on U.S. large-cap stocks. We intend to maintain the high quality of the Fund's portfolios in the months ahead, while at the same time maintaining our style diversification.

   Our focus going forward is to keep using our three well-tested models to seek to identify good performing stocks regardless of market conditions. Clearly, employing style diversification remains a critical advantage to the Fund. We will continue our strategy of monitoring weightings as a risk measure, so that no individual security, industry or sector becomes too large within the Fund's portfolio.

Q: How do you intend to position the fixed income portion of the Fund for the months ahead?

A: On a macroeconomic level, we expect calm to gradually return to fixed income credit markets, as this summer's liquidity scare subsides and investors refocus on the still-solid economic and corporate fundamentals. We believe spreads -- or the difference in yields between non-Treasury securities and U.S. Treasuries -- will tighten across credit markets, with high quality spread securities recovering quickest, followed by riskier assets. We believe that healthy consumer spending remains the backbone of our economic view, supported by continued income growth and a historically low unemployment rate. We further believe that there is a real possibility that the Federal Reserve Board will need to take back some of its recent easing move some time in 2008 in order to keep inflation contained. Given this backdrop, we expect fixed income interest rates to move higher during the months ahead.

   In this environment, we intend to maintain the Fund's duration shorter than the Lehman Index for the near term. From a sector perspective, the Fund's quantitative models continue to favor a modest allocation to cash and high yield corporate bonds, though, as mentioned above, we have reduced exposure to both in recent months. We expect to maintain the Fund's sizable position in high quality non-Treasury sectors, especially commercial mortgage-backed securities and non-agency mortgage-backed securities. We expect to maintain the Fund's modest exposure to Treasuries and agency debt.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  11

QUESTIONS & ANSWERS

   We believe issue selection will be increasingly critical to Fund performance going forward. Thus, as always, we continue to seek attractive buying opportunities and maintain a disciplined focus on individual security selection.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

 12 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Strategic Allocation Fund Class A shares (from 10/1/97 to 9/30/07) as compared to the performance of three widely cited performance indices, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Flexible Portfolio Funds Index, as well as a Blended Index, consisting of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

                                                                                          SINCE
Results at Sept. 30, 2007                 1 YEAR     3 YEARS    5 YEARS    10 YEARS    INCEPTION(5)
RIVERSOURCE STRATEGIC ALLOCATION FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $11,118    $14,147    $18,539    $16,769       $106,261
        Average annual total return        +11.18%    +12.26%    +13.14%     +5.30%        +10.98%
S&P 500 INDEX(1)
        Cumulative value of $10,000       $11,644    $14,483    $20,510    $18,892       $147,236
        Average annual total return        +16.44%    +13.14%    +15.45%     +6.57%        +12.60%
LEHMAN BROTHERS AGGREGATE BOND INDEX(2)
        Cumulative value of $10,000       $10,514    $11,203    $12,243    $17,855        $59,040
        Average annual total return         +5.14%     +3.86%     +4.13%     +5.97%         +8.15%
BLENDED INDEX(3)
        Cumulative value of $10,000       $11,189    $13,104    $16,813    $19,044       $108,647
        Average annual total return        +11.89%     +9.43%    +10.95%     +6.65%        +11.10%
LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX(4)
        Cumulative value of $10,000       $11,637    $14,189    $18,761    $18,034            N/A
        Average annual total return        +16.37%    +12.37%    +13.41%     +6.08%           N/A

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 14 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE STRATEGIC ALLOCATION FUND LINE GRAPH)

                                 RIVERSOURCE
                                  STRATEGIC
                               ALLOCATION FUND                         LEHMAN BROTHERS
                              CLASS A (INCLUDES                         AGGREGATE BOND     BLENDED INDEX(3)      LIPPER FLEXIBLE
                                SALES CHARGE)     S&P 500 INDEX(1)         INDEX(2)            INDEX(4)          PORTFOLIO FUNDS
                              -----------------   ----------------    ------------------   ----------------    ------------------
'97                              $ 9,425              $10,000               $10,000             $10,000              $10,000
'98                                9,073               10,905                11,151              11,062               10,381
'99                               10,415               13,937                11,110              12,831               11,984
'00                               11,512               15,787                11,886              14,249               13,261
'01                                9,624               11,583                13,426              12,499               11,059
'02                                8,524                9,210                14,580              11,329                9,613
'03                                9,958               11,457                15,369              13,237               11,448
'04                               11,171               13,046                15,935              14,534               12,710
'05                               12,937               14,644                16,381              15,768               14,287
'06                               14,215               16,224                16,982              17,020               15,497
'07                               16,769               18,892                17,855              19,044               18,034

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Blended Index consists of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.
(4) The Lipper Flexible Portfolio Funds Index includes the 30 largest flexible portfolio funds tracked by Lipper Inc.
(5) Fund data is from Jan. 23, 1985. S&P 500 Index, Lehman Brothers Aggregate Bond Index and Blended Index data is from Feb. 1, 1985. The Fund began operating before the inception of the Lipper peer group.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 16 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

                                                                             DIRECT AND
                                                             DIRECT           INDIRECT
                           BEGINNING         ENDING         EXPENSES          EXPENSES
                         ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING       PAID DURING
                         APRIL 1, 2007   SEPT. 30, 2007   THE PERIOD(A)   THE PERIOD(B),(C)
 Class A
   Actual(c)                $1,000         $1,074.40          $5.79             $5.90
   Hypothetical
   (5% return before
   expenses)                $1,000         $1,019.35          $5.64             $5.74
 Class B
   Actual(c)                $1,000         $1,069.50          $9.65             $9.75
   Hypothetical
   (5% return before
   expenses)                $1,000         $1,015.61          $9.40             $9.50
 Class C
   Actual(c)                $1,000         $1,069.20          $9.65             $9.75
   Hypothetical
   (5% return before
   expenses)                $1,000         $1,015.61          $9.40             $9.50
 Class I
   Actual(c)                $1,000         $1,075.50          $3.73             $3.83
   Hypothetical
   (5% return before
   expenses)                $1,000         $1,021.34          $3.63             $3.73
 Class R2
   Actual(c)                $1,000         $1,071.20          $7.90             $8.00
   Hypothetical
   (5% return before
   expenses)                $1,000         $1,017.30          $7.70             $7.80
 Class R3
   Actual(c)                $1,000         $1,072.40          $6.82             $6.92
   Hypothetical
   (5% return before
   expenses)                $1,000         $1,018.35          $6.64             $6.74
 Class R4*
   Actual(c)                $1,000         $1,074.00          $5.12             $5.22
   Hypothetical
   (5% return before
   expenses)                $1,000         $1,020.00          $4.99             $5.09
 Class R5
   Actual(c)                $1,000         $1,075.20          $3.98             $4.09
   Hypothetical
   (5% return before
   expenses)                $1,000         $1,021.09          $3.88             $3.98

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  17

ANNUALIZED EXPENSE RATIOS

                                               FUND'S       ACQUIRED FUND
                                             ANNUALIZED       FEES AND      NET FUND
                                            EXPENSE RATIO     EXPENSES      EXPENSES
 Class A                                       1.12%            .02%         1.14%
 Class B                                       1.87%            .02%         1.89%
 Class C                                       1.87%            .02%         1.89%
 Class I                                       .72%             .02%         .74%
 Class R2                                      1.53%            .02%         1.55%
 Class R3                                      1.32%            .02%         1.34%
 Class R4*                                     .99%             .02%         1.01%
 Class R5                                      .77%             .02%         .79%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Sept. 30, 2007: +7.44% for Class A, +6.95% for Class B, +6.92% for Class C, +7.55% for Class I, +7.12% for Class R2, +7.24% for Class R3, +7.40% for Class R4 and +7.52% for Class R5.

--------------------------------------------------------------------------------

 18 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

SEPT. 30, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (83.4%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (1.8%)
BE Aerospace                                          13,561(b)             $563,188
Ceradyne                                               3,324(b)              251,760
General Dynamics                                      42,904               3,624,101
Goodrich                                              22,136               1,510,339
Honeywell Intl                                       189,035              11,241,911
Innovative Solutions & Support                        11,532(b)              218,762
Precision Castparts                                   46,712               6,912,442
Rockwell Collins                                      13,500                 986,040
United Technologies                                  177,361              14,274,014
                                                                     ---------------
Total                                                                     39,582,557
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
Park-Ohio Holdings                                    14,615(b)              379,259
Toll Holdings                                         64,598(c)              751,351
United Parcel Service Cl B                            26,663               2,002,392
                                                                     ---------------
Total                                                                      3,133,002
------------------------------------------------------------------------------------

AIRLINES (0.4%)
Air France-KLM                                        28,099(c)            1,032,511
Alaska Air Group                                      23,113(b)              533,679
Cathay Pacific Airways                               179,000(c)              489,342
Continental Airlines Cl B                             14,608(b)              482,502
Copa Holdings Cl A                                    12,689(c)              508,194
Deutsche Lufthansa                                    34,349(c)              987,892
Iberia Lineas Aereas de Espana                       104,150(c)              507,896
Midwest Air Group                                     23,706(b)              389,964
Pinnacle Airlines                                     17,061(b)              273,317
Qantas Airways                                       296,313(c)            1,466,919
Singapore Airlines                                    90,533(c)            1,134,025
SkyWest                                               13,100                 329,727
UAL                                                    7,510(b)              349,440
US Airways Group                                      22,679(b)              595,324
                                                                     ---------------
Total                                                                      9,080,732
------------------------------------------------------------------------------------

AUTO COMPONENTS (1.1%)
Aftermarket Technology                                10,451(b)              331,715
Aisin Seiki                                           42,400(c)            1,694,376
American Axle & Mfg Holdings                          29,021                 732,780

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
AUTO COMPONENTS (CONT.)
Amerigon                                              23,635(b)             $409,122
ArvinMeritor                                          23,554                 396,178
BorgWarner                                            10,024                 917,497
Bridgestone                                           46,700(c)            1,032,718
Cooper Tire & Rubber                                  26,448                 645,331
GKN                                                   66,387(c)              480,830
Goodyear Tire & Rubber                               126,528(b)            3,847,716
Hayes Lemmerz Intl                                    48,964(b)              203,690
Johnson Controls                                      50,012               5,906,917
Michelin Series B                                     30,750(c)            4,133,844
Modine Mfg                                            13,449                 358,012
Nokian Renkaat                                         8,964(c)              350,988
Spartan Motors                                        28,571                 480,850
Standard Motor Products                               22,299                 209,611
Tenneco                                                9,593(b)              297,479
TRW Automotive Holdings                               35,056(b)            1,110,574
Valeo                                                  7,670(c)              426,748
Visteon                                               26,185(b)              134,853
                                                                     ---------------
Total                                                                     24,101,829
------------------------------------------------------------------------------------

AUTOMOBILES (2.1%)
DaimlerChrysler                                      117,835(c)           11,869,006
Fiat                                                  77,202(c)            2,334,848
Ford Motor                                           298,919(b)            2,537,822
General Motors                                       202,903               7,446,540
Harley-Davidson                                       77,164(l)            3,565,748
Honda Motor                                          197,400(c)            6,633,850
Renault                                               30,246(c)            4,382,647
Volkswagen                                            34,670(c)            7,835,604
                                                                     ---------------
Total                                                                     46,606,065
------------------------------------------------------------------------------------

BEVERAGES (1.1%)
Carlsberg Series B                                     4,800(c)              655,547
Coca-Cola                                            206,201              11,850,371
InBev                                                  6,316(c)              572,421
PepsiCo                                              147,704              10,820,795
                                                                     ---------------
Total                                                                     23,899,134
------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND - 2007 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

BIOTECHNOLOGY (0.2%)
ArQule                                                64,697(b)             $461,290
CSL                                                   30,725(c)            2,924,912
CytRx                                                 92,436(b)              319,829
GTx                                                   16,685(b)              271,632
Immunomedics                                         120,165(b)              275,178
Incyte                                                52,952(b)              378,607
Seattle Genetics                                      48,599(b)              546,253
                                                                     ---------------
Total                                                                      5,177,701
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
American Standard Companies                           22,679                 807,826
Apogee Enterprises                                    11,484                 297,895
Builders FirstSource                                  10,913(b)              117,642
Compagnie de Saint-Gobain                             24,744(c)            2,582,325
Geberit                                                4,100(c)              536,360
Lennox Intl                                           16,666                 563,311
Masco                                                 32,176                 745,518
Owens Corning                                         27,784(b)              695,989
Universal Forest Products                              4,051                 121,125
USG                                                   27,663(b,l)          1,038,746
                                                                     ---------------
Total                                                                      7,506,737
------------------------------------------------------------------------------------

CAPITAL MARKETS (1.7%)
3i Group                                              22,076(c)              450,320
Allied Capital                                         6,953                 204,349
Bear Stearns Companies                                 7,369                 904,987
Eaton Vance                                           20,523                 820,099
Epoch Holding                                         14,884(b)              209,567
Franklin Resources                                    42,234               5,384,835
Goldman Sachs Group                                    6,836               1,481,635
Lehman Brothers Holdings                             102,118               6,303,744
Man Group                                            144,933(c)            1,641,308
Merrill Lynch & Co                                   148,100              10,556,567
Morgan Stanley                                       147,206               9,273,978
Raymond James Financial                               23,550                 773,618
SWS Group                                             15,892                 281,129
                                                                     ---------------
Total                                                                     38,286,136
------------------------------------------------------------------------------------

CHEMICALS (1.9%)
Albemarle                                              3,372                 149,042
Ashland                                               25,530               1,537,161
BASF                                                  32,309(c)            4,468,735
Bayer                                                 33,958(c)            2,702,846
Celanese Series A                                     20,294                 791,060
CF Inds Holdings                                      10,804                 820,132
Ciba Specialty Chemicals                              17,729(c)              903,810
Dow Chemical                                          39,680               1,708,621

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
CHEMICALS (CONT.)
Eastman Chemical                                      12,365                $825,116
Ecolab                                                24,805               1,170,796
EI du Pont de Nemours & Co                           103,883               5,148,441
Flotek Inds                                           11,866(b)              523,884
Georgia Gulf                                           9,468                 131,605
Huntsman                                              10,440                 276,556
Imperial Chemical Inds                               146,780(c)            1,958,032
Innospec                                              11,659(c)              265,592
Intl Flavors & Fragrances                             18,238                 964,061
Mitsui Chemicals                                     121,000(c)            1,201,994
Monsanto                                              96,406               8,265,851
Olin                                                  29,989                 671,154
PolyOne                                               27,852(b)              208,054
PPG Inds                                              15,222               1,150,022
Sigma-Aldrich                                         23,154               1,128,526
Solvay                                                 3,024(c)              438,825
Syngenta                                               3,569(c)              769,472
Terra Inds                                            26,348(b)              823,638
Umicore                                                1,294(c)              309,241
Westlake Chemical                                     24,435                 618,939
WR Grace & Co                                         35,484(b)              953,100
Yara Intl                                             28,250(c)              893,523
                                                                     ---------------
Total                                                                     41,777,829
------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.6%)
ABN AMRO Holding                                     250,213(c)           13,182,983
Banco Popolare                                        18,396(b,c)            412,087
Banco Popular Espanol                                 39,148(c,l)            672,645
Banco Santander Central Hispano                       25,020(c)              486,264
Bank of East Asia                                    248,963(c)            1,396,437
Bank of Ireland                                       25,912(c)              480,323
Barclays                                             360,199(c)            4,388,635
BB&T                                                  65,005               2,625,552
BNP Paribas                                           58,914(c)            6,446,584
Chittenden                                                 1                      26
Comerica                                              45,840               2,350,675
Commonwealth Bank of Australia                        12,882(c)              644,476
Credit Agricole                                       94,407(c)            3,641,337
Danske Bank                                           42,000(c)            1,705,145
Dexia                                                 41,836(c)            1,267,051
DNB NOR                                               99,000(c)            1,518,811
First BanCorp                                         36,732(c)              348,954
First Horizon Natl                                    60,956(l)            1,625,087
HBOS                                                 219,099(c)            4,099,485
KBC Groep                                             10,850(c)            1,492,644

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
COMMERCIAL BANKS (CONT.)
KeyCorp                                               43,364              $1,401,958
Lloyds TSB Group                                     386,789(c)            4,293,180
Mitsui Trust Holdings                                 54,000(c)              421,243
Natl City                                            149,945               3,762,120
Nordea Bank                                           87,200(c)            1,519,876
Oversea-Chinese Banking                              137,000(c)              821,133
Piraeus Bank                                          17,775(c)              635,155
Resona Holdings                                          426(c)              730,646
Royal Bank of Scotland Group                         700,726(c)            7,526,842
Shinsei Bank                                         449,000(c)            1,415,097
Societe Generale                                      11,798(c)            1,979,705
Svenska Handelsbanken Series A                        27,900(c)              866,056
Tompkins Financial                                         1                      24
Trustmark                                             25,688                 720,292
UMB Financial                                         14,584                 625,070
Unione di Banche Italiane                             43,365(c)            1,165,575
US Bancorp                                            71,287               2,318,966
W Holding                                            202,457(c)              453,504
                                                                     ---------------
Total                                                                     79,441,643
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
ABM Inds                                              14,032                 280,359
Aggreko                                               36,905(c)              436,434
Capita Group                                          57,058(c)              845,202
Dai Nippon Printing                                   53,000(c)              757,670
Deluxe                                                28,680               1,056,570
Huron Consulting Group                                 4,772(b)              346,543
M&F Worldwide                                         14,688(b)              737,191
Serco Group                                           43,873(c)              372,521
TeleTech Holdings                                     11,070(b)              264,684
                                                                     ---------------
Total                                                                      5,097,174
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.3%)
ADC Telecommunications                                15,920(b)              312,191
Avaya                                                 81,360(b)            1,379,866
Blue Coat Systems                                      9,575(b)              754,127
C-COR                                                  5,648(b)               64,896
CommScope                                              5,829(b)              292,849
Corning                                              186,480               4,596,732
Dycom Inds                                            10,580(b)              324,065
Juniper Networks                                     129,855(b)            4,753,992
Loral Space & Communications                           3,899(b)              154,985
Network Equipment Technologies                        12,831(b)              186,050
Nokia                                                146,273(c)            5,560,498
Polycom                                                2,169(b)               58,259
QUALCOMM                                             197,768               8,357,675

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
COMMUNICATIONS EQUIPMENT (CONT.)
Sonus Networks                                        48,726(b)             $297,229
Tandberg                                              18,400(c)              442,882
Tellabs                                               68,968(b)              656,575
                                                                     ---------------
Total                                                                     28,192,871
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (4.4%)
Apple                                                308,547(b)           47,374,307
EMC                                                  791,118(b)           16,455,254
IBM                                                  181,800              21,416,040
Imation                                               24,681                 605,425
Immersion                                             20,740(b)              339,721
Lexmark Intl Cl A                                     40,520(b)            1,682,796
Mitsumi Electric                                      10,600(c)              432,823
NCR                                                   42,559(b)            2,119,438
NEC                                                   80,000(c)              388,647
Novatel Wireless                                      19,021(b)              430,826
Palm                                                  13,520(b)              219,970
Seiko Epson                                           30,300(c)              750,509
Stratasys                                             15,176(b)              418,251
Western Digital                                       83,923(b)            2,124,930
                                                                     ---------------
Total                                                                     94,758,937
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
AMEC                                                  44,074(c)              668,199
FLSmidth & Co                                          6,500(c)              691,278
Fluor                                                 10,435               1,502,431
Hochtief                                               3,624(c)              439,596
Jacobs Engineering Group                               3,616(b)              273,297
Michael Baker                                          7,520(b)              368,555
Perini                                                 5,527(b)              309,125
Quanta Services                                       39,512(b)            1,045,092
Shaw Group                                             6,230(b)              361,963
VINCI                                                 19,476(c)            1,521,566
                                                                     ---------------
Total                                                                      7,181,102
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Fletcher Building                                     59,263(c)              569,751
Martin Marietta Materials                              4,964                 662,942
Vulcan Materials                                      10,581                 943,296
                                                                     ---------------
Total                                                                      2,175,989
------------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
Discover Financial Services                           21,672(b)              450,778
First Marblehead                                      21,619                 820,008
                                                                     ---------------
Total                                                                      1,270,786
------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND - 2007 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

CONTAINERS & PACKAGING (0.1%)
Crown Holdings                                         5,657(b)             $128,753
Owens-Illinois                                        17,300(b)              717,085
Pactiv                                                50,692(b)            1,452,833
Rock-Tenn Cl A                                        10,036                 290,040
Silgan Holdings                                        5,520                 296,700
Toyo Seikan Kaisha                                    21,100(c)              397,715
                                                                     ---------------
Total                                                                      3,283,126
------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Building Materials Holding                            11,951                 126,442
Genuine Parts                                         40,949               2,047,450
Li & Fung                                            160,400(c)              680,955
                                                                     ---------------
Total                                                                      2,854,847
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (--%)
Career Education                                      14,066(b)              393,707
INVESTools                                             5,498(b)               66,471
Service Corp Intl                                     28,625                 369,263
                                                                     ---------------
Total                                                                        829,441
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.0%)
Australian Stock Exchange                             12,563(c)              599,092
Bank of America                                      152,247               7,653,457
CIT Group                                             33,056               1,328,851
Citigroup                                            575,560              26,861,385
Deutsche Boerse                                       15,197(c)            2,069,429
Hong Kong Exchanges and Clearing                     131,500(c)            4,019,503
ING Groep                                             90,165(c)            4,002,271
iShares MSCI Emerging Markets Index Fund             344,000(l)           51,410,799
JPMorgan Chase & Co                                  186,212               8,532,234
Singapore Exchange                                   106,000(c)              920,870
                                                                     ---------------
Total                                                                    107,397,891
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)
AT&T                                                 718,725              30,409,254
Belgacom                                              65,685(c)            3,047,706
BT Group                                             633,960(c)            3,982,039
Cable & Wireless                                     245,222(c)              923,172
CenturyTel                                             8,844                 408,770
Cogent Communications Group                           15,561(b)              363,194
Deutsche Telekom                                     439,163(c)            8,629,076
France Telecom                                        75,016(c)            2,512,617
Golden Telecom                                        11,620(c)              935,294
Koninklijke (Royal) KPN                               52,773(c)              915,781
Premiere Global Services                              25,040(b)              316,756

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
SingTel                                              500,000(c)           $1,353,627
SureWest Communications                               10,581                 264,631
Swisscom                                               1,244(c)              473,098
Telecom Italia                                     1,382,093(c)            3,515,629
Telenor                                               53,600(b,c)          1,073,869
TeliaSonera                                          170,500(c)            1,541,460
Telstra                                              350,868(c)            1,357,224
Verizon Communications                               256,949              11,377,702
                                                                     ---------------
Total                                                                     73,400,899
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.0%)
American Electric Power                               85,078               3,920,394
Central Vermont Public Service                         8,763                 320,200
CLP Holdings                                         164,500(c)            1,138,540
Energias de Portugal                                 110,979(c)              648,805
Entergy                                               44,570               4,826,485
FPL Group                                             75,601               4,602,589
HongKong Electric Holdings                           237,500(c)            1,234,369
ITC Holdings                                           1,478                  73,235
Pinnacle West Capital                                 18,051                 713,195
PPL                                                   25,981               1,202,920
Progress Energy                                       19,350                 906,548
Reliant Energy                                        14,071(b)              360,218
Scottish & Southern Energy                            65,337(c)            2,019,895
                                                                     ---------------
Total                                                                     21,967,393
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
ABB                                                   95,457(c)            2,513,925
ALSTOM                                                 5,530(c)            1,124,198
AZZ                                                   12,781(b)              446,824
Baldor Electric                                        5,353                 213,852
Belden                                                 4,316                 202,464
Cooper Inds Cl A                                      23,514               1,201,330
Encore Wire                                            5,464                 137,310
Gamesa Tecnologica                                    18,057(c)              737,666
General Cable                                         11,610(b)              779,263
GrafTech Intl                                         22,251(b)              396,958
II-VI                                                  4,517(b)              155,972
Schneider Electric                                     3,315(c)              418,800
SunPower Cl A                                          4,844(b)              401,180
Vestas Wind Systems                                   22,100(b,c)          1,745,849
Woodward Governor                                      5,228                 326,227
                                                                     ---------------
Total                                                                     10,801,818
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Agilysys                                              10,570                 178,633
Arrow Electronics                                     39,040(b)            1,659,981

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)
Avnet                                                 44,497(b)           $1,773,650
Benchmark Electronics                                 36,871(b)              880,111
FARO Technologies                                     10,665(b)              470,860
FUJIFILM Holdings                                     31,900(c)            1,474,743
Hitachi                                              514,000(c)            3,423,385
Ingram Micro Cl A                                     63,472(b)            1,244,686
Mettler Toledo Intl                                    3,219(b)              328,338
PC Connection                                         16,022(b)              200,275
Plexus                                                14,897(b)              408,178
Solectron                                            243,852(b)              951,023
SYNNEX                                                21,211(b)              436,098
                                                                     ---------------
Total                                                                     13,429,961
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.7%)
Dawson Geophysical                                     3,929(b)              304,537
Dresser-Rand Group                                    10,493(b)              448,156
Global Inds                                           12,125(b)              312,340
Grey Wolf                                             78,304(b)              512,891
GulfMark Offshore                                      4,429(b)              215,515
Helmerich & Payne                                     21,919                 719,601
Matrix Service                                        14,857(b)              311,254
Nabors Inds                                           31,450(b,c)            967,717
Natl Oilwell Varco                                    21,050(b)            3,041,725
Noble                                                 31,715               1,555,621
Oil States Intl                                        6,599(b)              318,732
Parker Drilling                                       29,419(b)              238,882
Patterson-UTI Energy                                  52,269               1,179,711
Schlumberger                                         152,590              16,021,950
SEACOR Holdings                                        3,527(b)              335,418
Smith Intl                                            25,668               1,832,695
Tidewater                                             10,075                 633,113
Transocean                                            34,280(b)            3,875,354
Unit                                                  17,925(b)              867,570
Weatherford Intl                                      36,456(b)            2,449,114
Willbros Group                                         7,557(b,c)            256,938
                                                                     ---------------
Total                                                                     36,398,834
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.3%)
BJ's Wholesale Club                                   15,767(b)              522,834
Casino Guichard Perrachon                              6,860(c)              719,345
Delhaize Group                                         5,599(c)              536,499
Great Atlantic & Pacific Tea                          12,678(b)              386,172
Ingles Markets Cl A                                    9,549                 273,674
J Sainsbury                                          205,339(c)            2,426,212
Kroger                                                87,615               2,498,780
Nash Finch                                            14,668                 584,226
Rite Aid                                              98,072(b)              453,093

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
FOOD & STAPLES RETAILING (CONT.)
Safeway                                              154,392              $5,111,919
Spartan Stores                                         7,000                 157,710
SUPERVALU                                             80,304               3,132,659
Wal-Mart Stores                                      222,031               9,691,652
Weis Markets                                           7,011                 299,300
Woolworths                                            64,367(c)            1,696,631
                                                                     ---------------
Total                                                                     28,490,706
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Cal-Maine Foods                                       16,060                 405,354
ConAgra Foods                                         51,389               1,342,795
Darling Intl                                          54,759(b)              541,567
Fresh Del Monte Produce                               12,647(c)              363,601
Pilgrim's Pride                                       12,024                 417,594
Sanderson Farms                                       10,349                 431,243
Sara Lee                                             145,728               2,432,200
Seaboard                                                 709               1,389,640
Smithfield Foods                                      13,911(b)              438,197
Tyson Foods Cl A                                     101,906               1,819,022
Unilever                                             199,112(c)            6,205,539
                                                                     ---------------
Total                                                                     15,786,752
------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
APA Group                                              9,204(c)               30,540
Gas Natural SDG                                       14,884(c)              840,435
Nicor                                                 14,628                 627,541
ONEOK                                                  7,450                 353,130
                                                                     ---------------
Total                                                                      1,851,646
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Baxter Intl                                           35,744               2,011,672
Becton Dickinson & Co                                 19,378               1,589,965
Conceptus                                             14,620(b)              277,488
CR Bard                                               10,281                 906,681
Cytyc                                                 21,110(b)            1,005,892
Intuitive Surgical                                     3,410(b)              784,300
Inverness Medical Innovations                         18,048(b)              998,415
Meridian Bioscience                                    6,405                 194,200
Regeneration Technologies                             21,025(b)              225,388
Smith & Nephew                                        69,911(c)              854,651
Sonic Innovations                                     46,509(b)              426,488
Stryker                                               84,033               5,778,108
Thoratec                                              13,568(b)              280,722
Zimmer Holdings                                       66,628(b)            5,396,202
                                                                     ---------------
Total                                                                     20,730,172
------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND - 2007 ANNUAL REPORT  23

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HEALTH CARE PROVIDERS & SERVICES (1.2%)
Air Methods                                            3,968(b)             $183,322
American Dental Partners                               7,618(b)              213,380
AMERIGROUP                                             5,667(b)              195,398
Apria Healthcare Group                                33,844(b)              880,282
Cardinal Health                                       38,201               2,388,709
Chemed                                                 2,398                 149,060
CIGNA                                                136,875               7,294,069
CorVel                                                10,971(b)              253,650
CryoLife                                              31,601(b)              298,629
Emeritus                                              14,656(b)              397,178
Express Scripts                                       60,797(b)            3,393,689
Health Management Associates Cl A                     46,626                 323,584
HMS Holdings                                          13,784(b)              339,224
Kindred Healthcare                                    43,232(b)              774,285
LHC Group                                              8,907(b)              191,233
Magellan Health Services                               6,244(b)              253,382
Medco Health Solutions                                51,234(b)            4,631,041
Molina Healthcare                                      5,351(b)              194,081
PharMerica                                            15,823(b)              236,079
Quest Diagnostics                                     29,422               1,699,709
Sunrise Senior Living                                 21,177(b)              749,030
Tenet Healthcare                                      63,101(b)              212,019
WellCare Health Plans                                  9,481(b)              999,582
                                                                     ---------------
Total                                                                     26,250,615
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
Emageon                                               47,359(b)              396,868
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.4%)
Accor                                                 13,186(c)            1,170,608
Ameristar Casinos                                      5,557                 156,152
Compass Group                                        207,750(c)            1,283,669
Enterprise Inns                                       41,104(c)              497,864
Harrah's Entertainment                                41,838               3,636,977
Hilton Hotels                                         86,500               4,021,385
InterContinental Hotels Group                         27,560(c)              547,243
Ladbrokes                                             72,351(c)              639,120
Marriott Intl Cl A                                    65,345               2,840,547
McDonald's                                           221,464              12,063,145
Mitchells & Butlers                                   54,101(c)              676,319
Penn Natl Gaming                                       3,980(b)              234,900
Premier Exhibitions                                   23,002(b)              346,870
Punch Taverns                                         30,344(c)              612,146
Sodexho Alliance                                      11,188(c)              773,720
TUI                                                   35,741(b,c)            960,145

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Vail Resorts                                           6,752(b)             $420,582
Whitbread                                             26,409(c)              876,411
                                                                     ---------------
Total                                                                     31,757,803
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.8%)
American Greetings Cl A                               12,610                 332,904
Avatar Holdings                                        4,988(b)              249,051
Barratt Developments                                  22,077(c)              337,868
Beazer Homes USA                                      15,903                 131,200
Berkeley Group Holdings Unit                          13,739(b,c)            403,097
Brookfield Homes                                      10,175                 188,746
Centex                                                37,535                 997,305
Champion Enterprises                                  16,898(b)              185,540
DR Horton                                            167,306               2,143,191
Electrolux Series B                                   48,800(c)            1,033,866
Hooker Furniture                                      11,397                 228,168
Hovnanian Enterprises Cl A                            19,695(b,l)            218,418
KB HOME                                               48,477               1,214,834
Lennar Cl A                                           65,519               1,484,005
Libbey                                                12,272                 215,005
MDC Holdings                                          17,545                 718,292
Meritage Homes                                        10,854(b)              153,258
NVR                                                    2,205(b)            1,036,901
Pioneer                                               51,700(c)              634,209
Pulte Homes                                           62,627                 852,353
Ryland Group                                          17,101                 366,474
SANYO Electric                                       385,000(b,c)            633,510
Standard-Pacific                                      22,704                 124,645
Stanley Works                                          2,743                 153,965
Taylor Wimpey                                        201,142(c)            1,134,811
Tempur-Pedic Intl                                      9,654                 345,131
Toll Brothers                                         54,337(b)            1,086,197
Tupperware Brands                                     11,906                 374,920
                                                                     ---------------
Total                                                                     16,977,864
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.2%)
Energizer Holdings                                     4,116(b)              456,259
Kimberly-Clark                                        70,782               4,973,143
                                                                     ---------------
Total                                                                      5,429,402
------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
Constellation Energy Group                            53,680               4,605,206
Dynegy Cl A                                          163,853(b)            1,514,002
Intl Power                                           129,153(c)            1,192,414
Energy Future Holdings                                26,029               1,782,206
                                                                     ---------------
Total                                                                      9,093,828
------------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

INDUSTRIAL CONGLOMERATES (1.1%)
3M                                                   185,118             $17,323,342
Keppel                                                52,000(c)              504,276
Orkla                                                123,600(c)            2,208,044
SembCorp Inds                                        144,000(c)              625,497
Siemens                                               15,504(c)            2,131,573
Sonae                                                123,256(c)              319,867
Tomkins                                               86,005(c)              399,883
Tyco Intl                                             27,460(c)            1,217,576
                                                                     ---------------
Total                                                                     24,730,058
------------------------------------------------------------------------------------

INSURANCE (3.6%)
ACE                                                   55,042(c)            3,333,894
Aegon                                                165,143(c)            3,162,464
Allstate                                             177,734              10,164,606
Ambac Financial Group                                 17,323               1,089,790
American Financial Group                              28,087                 801,041
Arch Capital Group                                    24,167(b,c)          1,798,266
Aspen Insurance Holdings                              35,845(c)            1,000,434
Aviva                                                139,112(c)            2,094,824
Axis Capital Holdings                                 28,798(c)            1,120,530
Chubb                                                 67,409               3,615,819
Cincinnati Financial                                  22,190                 961,049
CNP Assurances                                         9,165(c)            1,172,365
Conseco                                               54,455(b)              871,280
Fidelity Natl Financial Cl A                          82,875               1,448,655
First American                                        39,296               1,439,020
Genworth Financial Cl A                              107,455               3,302,092
HCC Insurance Holdings                                23,719                 679,312
LandAmerica Financial Group                            7,889                 307,513
Lincoln Natl                                          18,947               1,249,934
Marsh & McLennan Companies                            69,315               1,767,533
MBIA                                                  35,235               2,151,097
MetLife                                               57,308               3,996,087
Natl Western Life Insurance Cl A                       1,392                 356,296
Odyssey Re Holdings                                   21,904                 812,857
Old Mutual                                           615,124(c)            2,017,444
Old Republic Intl                                     49,312                 924,107
PartnerRe                                             13,681(c)            1,080,662
Progressive                                          194,558               3,776,371
Prudential Financial                                  51,410               5,016,588
QBE Insurance Group                                   73,466(c)            2,203,051
Reinsurance Group of America                          18,677               1,058,799
Safeco                                                14,289                 874,773
Sampo Series A                                        26,016(c)              794,230
Torchmark                                             26,431               1,647,180
Transatlantic Holdings                                 8,496                 597,524

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
INSURANCE (CONT.)
Travelers Companies                                  128,385              $6,462,901
Unum Group                                            82,911               2,028,832
Zurich Financial Services                             10,144(c)            3,043,113
                                                                     ---------------
Total                                                                     80,222,333
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
1-800-FLOWERS.com Cl A                                46,259(b)              536,142
Amazon.com                                            70,521(b)            6,569,031
Blue Nile                                              4,490(b)              422,599
IAC/InterActiveCorp                                   58,821(b)            1,745,219
Systemax                                              19,173                 391,896
                                                                     ---------------
Total                                                                      9,664,887
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.7%)
Chordiant Software                                    26,239(b)              363,673
CMGI                                                 107,788(b)              146,592
EarthLink                                             32,100(b)              254,232
eBay                                                 228,209(b)            8,904,714
Google Cl A                                            6,687(b)            3,793,334
Greenfield Online                                     17,281(b)              263,535
Interwoven                                            10,416(b)              148,220
On2 Technologies                                     130,372(b)              151,232
RealNetworks                                          85,320(b)              578,470
ValueClick                                            10,407(b)              233,741
                                                                     ---------------
Total                                                                     14,837,743
------------------------------------------------------------------------------------

IT SERVICES (0.3%)
Affiliated Computer Services Cl A                     11,392(b)              572,334
Ceridian                                              15,034(b)              522,281
Fidelity Natl Information Services                    21,416                 950,228
Gartner                                               14,872(b)              363,769
Paychex                                               28,303               1,160,423
SAIC                                                  66,686(b)            1,279,705
Syntel                                                 1,880                  78,170
Total System Services                                  8,771                 243,658
Unisys                                               114,246(b)              756,309
                                                                     ---------------
Total                                                                      5,926,877
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Brunswick                                             35,791                 818,182
Eastman Kodak                                         59,979               1,605,038
Hasbro                                                49,194               1,371,529
JAKKS Pacific                                         14,231(b)              380,110
Mattel                                               196,213               4,603,157
Sturm, Ruger & Co                                     12,547(b)              224,717
                                                                     ---------------
Total                                                                      9,002,733
------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND - 2007 ANNUAL REPORT  25

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

LIFE SCIENCES TOOLS & SERVICES (0.1%)
AMAG Pharmaceuticals                                   4,498(b)             $257,286
eResearch Technology                                  22,059(b)              251,252
PAREXEL Intl                                           3,736(b)              154,185
Thermo Fisher Scientific                              21,144(b)            1,220,431
                                                                     ---------------
Total                                                                      1,883,154
------------------------------------------------------------------------------------

MACHINERY (3.2%)
AGCO                                                   8,019(b)              407,125
Alfa Laval                                            12,300(c)              791,301
Astec Inds                                             9,582(b)              550,486
Barnes Group                                           7,573                 241,730
Briggs & Stratton                                      7,650                 192,627
Cascade                                                6,103                 397,733
Caterpillar                                          122,323               9,593,794
Cummins                                               17,252               2,206,358
Deere & Co                                            56,044               8,318,051
Eaton                                                 37,664               3,730,243
FreightCar America                                     5,162                 197,188
Gorman-Rupp                                            9,337                 309,615
Hardinge                                              10,751                 374,457
Hurco Companies                                        9,012(b)              487,189
Illinois Tool Works                                   18,541               1,105,785
Ingersoll-Rand Cl A                                   64,767(c)            3,527,858
Invensys                                             119,401(b,c)            757,923
ITT                                                   45,739               3,107,050
Japan Steel Works                                     36,000(c)              597,702
Komatsu                                               42,000(c)            1,411,457
MAN                                                   15,722(c)            2,287,758
Manitowoc                                              8,286                 366,904
Metso                                                  7,562(c)              520,803
Middleby                                               3,596(b)              232,086
Mueller Inds                                          19,456                 703,140
NGK Insulators                                        24,000(c)              773,115
PACCAR                                               112,754               9,612,280
Pall                                                  28,907               1,124,482
Parker Hannifin                                       13,682               1,530,058
Sandvik                                              117,400(c)            2,519,098
Scania Series B                                       47,600(c)            1,159,894
SKF Group Series B                                    23,800(c)              501,451
Sulzer                                                   380(c)              545,095
Sun Hydraulics                                        11,299                 359,308
Terex                                                 39,020(b)            3,473,560
Timken                                                34,946               1,298,244
Titan Intl                                            13,133                 419,205
Twin Disc                                              4,242                 246,884
Volvo Series A                                        81,500(c)            1,416,731

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
MACHINERY (CONT.)
Volvo Series B                                       116,250(c)           $2,025,308
Wartsila Series B                                      8,984(c)              615,535
                                                                     ---------------
Total                                                                     70,036,611
------------------------------------------------------------------------------------

MARINE (0.4%)
AP Moller-Maersk Series B                                158(c)            2,169,931
Eagle Bulk Shipping                                    8,587                 221,029
Genco Shipping & Trading                              13,269                 869,518
Kawasaki Kisen Kaisha                                 93,000(c)            1,365,932
Mitsui OSK Lines                                     136,000(c)            2,203,518
Neptune Orient Lines                                 106,000(c)              378,342
Nippon Yusen Kabushiki Kaisha                         97,000(c)              947,536
Orient Overseas Intl                                  51,500(c)              489,943
TBS Intl Series A                                     18,087(b,c)            746,089
                                                                     ---------------
Total                                                                      9,391,838
------------------------------------------------------------------------------------

MEDIA (1.0%)
CBS Cl B                                             203,538               6,411,448
Charter Communications Cl A                           24,165(b)               62,346
DG FastChannel                                        15,902(b)              374,969
Discovery Holding Cl A                                 9,597(b)              276,873
Gannett                                              140,069               6,121,015
Interactive Data                                       7,772                 219,170
Interpublic Group of Companies                        73,995(b)              768,068
LIN TV Cl A                                           20,359(b)              264,871
Nexstar Broadcasting Group Cl A                       33,225(b)              348,530
Reed Elsevier                                         75,545(c)            1,160,840
Reuters Group                                         47,272(c)              621,899
Sinclair Broadcast Group Cl A                         17,040                 205,162
Time Warner                                          233,030               4,278,431
Tribune                                               30,781                 840,937
                                                                     ---------------
Total                                                                     21,954,559
------------------------------------------------------------------------------------

METALS & MINING (3.2%)
AK Steel Holding                                      12,294(b)              540,321
Alcoa                                                211,532               8,275,131
Allegheny Technologies                                22,894               2,517,195
Arcelor Mittal                                       162,340(c)           12,812,459
BHP Billiton                                       1,328,912(c)            6,316,484
BlueScope Steel                                      100,905(c)              962,371
Century Aluminum                                       4,841(b)              254,879
Cleveland-Cliffs                                      17,254               1,517,834
Commercial Metals                                     46,224               1,462,990
Freeport-McMoRan Copper & Gold                        73,056               7,662,844
Haynes Intl                                            3,508(b)              299,478
JFE Holdings                                          21,700(c)            1,537,855

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 26 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
METALS & MINING (CONT.)
Kaiser Aluminum                                        2,421                $170,850
Metal Management                                       8,555                 463,681
Nippon Steel                                         297,000(c)            2,138,421
OneSteel                                              86,660(c)              530,505
Outokumpu                                             19,806(c)              711,401
Quanex                                                17,624                 827,976
Rautaruukki                                            8,461(c)              512,623
Reliance Steel & Aluminum                             12,777                 722,412
Rio Tinto                                             32,790(c)            3,148,258
RTI Intl Metals                                        1,953(b)              154,795
Ryerson                                               18,406                 621,018
Salzgitter                                             6,440(c)            1,264,839
Schnitzer Steel Inds Cl A                              8,478                 621,353
SSAB Svenskt Stal Series A                            20,500(c)              758,847
SSAB Svenskt Stal Series B                            12,100(c)              413,162
ThyssenKrupp                                          69,064(c)            4,398,046
United States Steel                                   13,159               1,394,064
voestalpine                                           18,965(c)            1,638,758
Worthington Inds                                      14,597                 343,905
Xstrata                                               61,408(c)            4,075,783
Zinifex                                               65,430(c)            1,028,637
                                                                     ---------------
Total                                                                     70,099,175
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Big Lots                                              47,745(b)            1,424,711
Bon-Ton Stores                                         8,726                 198,255
Dillard's Cl A                                        31,040                 677,603
Dollar Tree Stores                                     6,734(b)              272,996
Kohl's                                                28,045(b)            1,607,820
Nordstrom                                             24,653               1,155,979
Saks                                                   8,565                 146,890
                                                                     ---------------
Total                                                                      5,484,254
------------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
CenterPoint Energy                                   128,733               2,063,590
Centrica                                             358,927(c)            2,794,255
Integrys Energy Group                                 14,093                 721,984
Natl Grid                                            193,820(c)            3,108,994
NiSource                                              39,839                 762,518
PG&E                                                   6,668                 318,730
Sempra Energy                                         59,137               3,437,043
TECO Energy                                           17,236                 283,187
United Utilities                                      93,124(c)            1,333,721
Xcel Energy                                           27,238                 586,707
                                                                     ---------------
Total                                                                     15,410,729
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

OIL, GAS & CONSUMABLE FUELS (10.4%)
Alon USA Energy                                       11,847                $400,192
Anadarko Petroleum                                    81,280               4,368,800
Apache                                                76,053               6,849,333
Atlas America                                          4,732                 244,313
BP                                                   218,231(c)            2,533,889
Chevron                                              594,093              55,595,222
Cimarex Energy                                        33,872               1,261,732
ConocoPhillips                                       245,289              21,529,015
CONSOL Energy                                         34,893               1,626,014
Delek US Holdings                                      7,705                 193,241
Eni                                                  308,042(c)           11,415,779
Exxon Mobil                                          634,385              58,718,675
Forest Oil                                             3,664(b)              157,699
Frontier Oil                                          23,808                 991,365
Frontline                                             25,785(c)            1,254,840
General Maritime                                      12,102                 337,767
Holly                                                  8,362                 500,298
Marathon Oil                                         142,748               8,139,491
MarkWest Hydrocarbon                                   2,620                 152,301
Neste Oil                                             11,770(c)              430,816
Nippon Mining Holdings                                44,500(c)              447,092
Nippon Oil                                           179,000(c)            1,662,833
Norsk Hydro                                           35,600(c)            1,548,659
Occidental Petroleum                                 117,979               7,560,094
OMV                                                   15,957(c)            1,065,528
Origin Energy                                         53,884(c)              492,400
Overseas Shipholding Group                            12,654                 972,207
Pogo Producing                                        16,454                 873,872
Repsol YPF                                           127,234(c)            4,544,648
Royal Dutch Shell Series A                           392,042(c)           16,178,704
Royal Dutch Shell Series B                           134,916(c)            5,553,882
Santos                                                37,321(c)              498,323
Ship Finance Intl                                     22,576(c)              593,072
St. Mary Land & Exploration                            7,792                 277,941
StatoilHydro                                          38,550(c)            1,314,058
Stone Energy                                           7,270(b)              290,873
Swift Energy                                           9,736(b)              398,397
Teekay                                                 9,904(c)              582,454
Tesoro                                                16,045                 738,391
USEC                                                  36,677(b)              375,939
Valero Energy                                         42,395               2,848,096
W&T Offshore                                          11,363                 277,030
Western Refining                                      11,082                 449,708
                                                                     ---------------
Total                                                                    226,244,983
------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND - 2007 ANNUAL REPORT  27

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

PAPER & FOREST PRODUCTS (0.5%)
Buckeye Technologies                                  18,349(b)             $277,804
Crown Paper Escrow                                   705,000(b)                    1
Domtar                                                24,960(b,c)            204,672
Louisiana-Pacific                                     29,343                 497,951
MeadWestvaco                                          46,330               1,368,125
Stora Enso Series R                                  104,108(c)            2,027,795
Svenska Cellulosa Series B                            96,300(c)            1,797,311
UPM-Kymmene                                           50,200(c)            1,214,001
Weyerhaeuser                                          48,389               3,498,524
                                                                     ---------------
Total                                                                     10,886,184
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Alberto-Culver                                        17,173                 425,719
American Oriental Bioengineering                      14,696(b)              163,860
Avon Products                                         81,680               3,065,450
Chattem                                                6,578(b)              463,881
Elizabeth Arden                                        7,337(b)              197,806
                                                                     ---------------
Total                                                                      4,316,716
------------------------------------------------------------------------------------

PHARMACEUTICALS (4.5%)
Abbott Laboratories                                   37,419               2,006,407
Daiichi Sankyo                                        56,107(c)            1,685,262
Discovery Laboratories                               111,422(b)              299,725
Forest Laboratories                                   16,268(b)              606,634
Javelin Pharmaceuticals                               51,045(b)              256,246
Johnson & Johnson                                    394,757(o)           25,935,535
King Pharmaceuticals                                  99,932(b)            1,171,203
Merck & Co                                           587,918              30,389,481
Novo Nordisk Series B                                 12,175(c)            1,469,477
Par Pharmaceutical Companies                          30,676(b)              569,347
Pfizer                                             1,324,944              32,368,381
ViroPharma                                            18,074(b)              160,859
                                                                     ---------------
Total                                                                     96,918,557
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.1%)
Alexander's                                            1,186(b)              457,203
British Land                                          30,005(c)              719,493
CapitaMall Trust                                     172,000(c)              451,748
Centro Properties Group                              110,644(c)              723,464
Corio                                                  8,135(c)              694,822
Crystal River Capital                                  5,794                  97,397
DB RREEF Trust                                       308,983(c)              551,001
Deerfield Triarc Capital                              61,760                 558,928
Digital Realty Trust                                  23,645                 931,377
Equity Inns                                           36,644                 827,422
General Growth Properties                             41,107               2,204,157
Goodman Group                                        222,532(c)            1,364,243

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Hammerson                                             33,380(c)             $800,422
Land Securities Group                                 13,941(c)              479,761
Mirvac Group                                         119,736(c)              578,952
Multiplex Group                                      108,948(c)              484,260
Nationwide Health Properties                           9,848                 296,720
Nippon Building Fund                                      50(c)              726,972
RAIT Financial Trust                                  43,992                 362,054
Redwood Trust                                         25,129(l)              834,785
Simon Property Group                                  24,975               2,497,500
Stockland                                            158,607(c)            1,266,445
Stockland                                              4,531(b,c)             35,817
Unibal-Rodamco                                         7,850(c)            2,020,283
Wereldhave                                             7,917(c)              953,344
Westfield Group                                      137,280(c)            2,642,946
                                                                     ---------------
Total                                                                     23,561,516
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
CapitaLand                                           187,000(c)            1,026,365
City Developments                                     61,000(c)              665,499
Fabege                                                38,300(c)              456,235
Hang Lung Properties                                 223,000(c)              998,353
Henderson Land Development                            75,000(c)              594,832
Lend Lease                                            30,667(c)              514,227
Mitsubishi Estate                                     56,000(c)            1,604,041
Swire Pacific Series A                                50,500(c)              612,312
                                                                     ---------------
Total                                                                      6,471,864
------------------------------------------------------------------------------------

ROAD & RAIL (0.8%)
Arkansas Best                                         21,073                 688,244
Avis Budget Group                                      8,915(b)              204,064
Con-way                                               17,826                 819,996
CSX                                                   84,019               3,590,132
FirstGroup                                            48,637(c)              685,135
Kansas City Southern                                   4,655(b)              149,751
Natl Express Group                                    16,412(c)              415,371
Nippon Express                                        78,000(c)              387,759
Ryder System                                          25,703               1,259,447
Union Pacific                                         67,290               7,607,808
Werner Enterprises                                    44,558                 764,170
YRC Worldwide                                         37,682(b)            1,029,472
                                                                     ---------------
Total                                                                     17,601,349
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Amkor Technology                                      51,644(b)              594,939
MEMC Electronic Materials                             26,588(b)            1,564,970
Monolithic Power Systems                              27,089(b)              688,061
NetLogic Microsystems                                 12,939(b)              467,227

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 28 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
OC Oerlikon                                              909(b,c)           $333,594
OmniVision Technologies                               17,271(b)              392,570
SUMCO                                                 34,800(c)            1,417,935
Ultra Clean Holdings                                  19,092(b)              280,652
Varian Semiconductor Equipment Associates              6,783(b)              363,026
                                                                     ---------------
Total                                                                      6,102,974
------------------------------------------------------------------------------------

SOFTWARE (2.7%)
Adobe Systems                                         34,601(b)            1,510,680
Ansoft                                                 4,491(b)              148,113
Autodesk                                              13,684(b)              683,789
BMC Software                                          23,179(b)              723,880
CA                                                    58,962               1,516,503
Compuware                                             31,375(b)              251,628
EPIQ Systems                                          17,764(b)              334,318
FactSet Research Systems                               3,053                 209,283
FalconStor Software                                   20,453(b)              246,459
Microsoft                                            979,421              28,853,742
Nintendo                                              12,500(c)            6,507,923
Nuance Communications                                 16,512(b)              318,847
Oracle                                               762,629(b)           16,510,917
Radiant Systems                                       11,395(b)              180,383
SPSS                                                   9,146(b)              376,266
Taleo Cl A                                            19,638(b)              499,002
VASCO Data Security Intl                              19,173(b)              676,999
                                                                     ---------------
Total                                                                     59,548,732
------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.4%)
Abercrombie & Fitch Cl A                              17,489               1,411,362
Asbury Automotive Group                               12,785                 253,271
AutoNation                                            47,686(b)              844,996
AutoZone                                              11,259(b)            1,307,620
Barnes & Noble                                        24,984                 880,936
Bed Bath & Beyond                                     26,244(b)              895,445
Best Buy                                              33,856               1,558,053
Blockbuster Cl A                                      92,648(b,l)            497,520
Borders Group                                         16,497                 219,905
Cato Cl A                                             12,644                 258,443
Conn's                                                13,182(b,l)            314,918
DSG Intl                                             125,115(c)              345,580
Esprit Holdings                                       62,200(c)              988,229
Foot Locker                                           59,348                 909,805
Gap                                                  118,973               2,193,862
Genesco                                                6,597(b)              304,320
GUESS?                                                 9,613                 471,325
Hennes & Mauritz Series B                             36,625(c)            2,322,103

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SPECIALTY RETAIL (CONT.)
Home Depot                                           568,936             $18,456,284
Inditex                                               19,855(c)            1,337,990
Jo-Ann Stores                                          8,665(b)              182,832
Jos A Bank Clothiers                                   5,619(b)              187,787
Kingfisher                                           321,428(c)            1,175,862
Lowe's Companies                                     291,389               8,164,720
Pacific Sunwear of California                         15,443(b)              228,556
RadioShack                                            56,176               1,160,596
Rent-A-Center                                         14,907(b)              270,264
Sherwin-Williams                                      18,697               1,228,580
Sonic Automotive Cl A                                 11,766                 281,678
Stage Stores                                           9,464                 172,529
Talbots                                               12,955                 233,190
Tiffany & Co                                          55,802               2,921,235
Urban Outfitters                                       9,547(b)              208,125
Zale                                                   7,701(b,o)            178,201
                                                                     ---------------
Total                                                                     52,366,122
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Burberry Group                                        39,667(c)              533,212
Coach                                                151,756(b)            7,173,507
Deckers Outdoor                                        4,743(b)              520,781
G-III Apparel Group                                   12,135(b)              238,938
Hanesbrands                                           20,232(b)              567,710
Jones Apparel Group                                   19,234                 406,414
Liz Claiborne                                         27,707                 951,181
Nike Cl B                                             65,041               3,815,305
Perry Ellis Intl                                      12,565(b)              348,176
Phillips-Van Heusen                                    4,764                 250,015
Polo Ralph Lauren                                     13,737               1,068,052
Swatch Group Series B                                  3,821(c)            1,253,755
Timberland Cl A                                        9,809(b)              185,979
VF                                                    36,331               2,933,728
Warnaco Group                                          4,724(b)              184,567
                                                                     ---------------
Total                                                                     20,431,320
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.1%)
Corus Bankshares                                      46,531(l)              605,834
Countrywide Financial                                 79,959               1,520,021
Fannie Mae                                           383,484              23,319,662
Freddie Mac                                          174,517              10,298,248
Fremont General                                       48,028                 187,309
MGIC Investment                                       33,279               1,075,244
PMI Group                                             63,999               2,092,767
Washington Mutual                                    201,442               7,112,917
                                                                     ---------------
Total                                                                     46,212,002
------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND - 2007 ANNUAL REPORT  29

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

TOBACCO (0.9%)
Alliance One Intl                                     53,669(b)             $350,995
Altria Group                                         229,434              15,952,546
Imperial Tobacco Group                                21,524(c)              986,893
Universal                                              8,307                 406,628
UST                                                   20,093                 996,613
                                                                     ---------------
Total                                                                     18,693,675
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.3%)
Kaman                                                  9,594                 331,569
Mitsubishi                                            71,400(c)            2,262,720
Mitsui & Co                                           71,000(c)            1,724,621
Rush Enterprises Cl A                                  8,586(b)              217,655
Sojitz                                               136,000(c)              592,025
WW Grainger                                           10,449                 952,844
                                                                     ---------------
Total                                                                      6,081,434
------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.1%)
Macquarie Airports                                   128,446(c)              495,714
Macquarie Infrastructure Group                       373,704(c)            1,034,436
                                                                     ---------------
Total                                                                      1,530,150
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Bouygues                                              16,907(c)            1,458,275
Centennial Communications                             44,806(b)              453,437
Leap Wireless Intl                                    14,032(b)            1,141,784
Rural Cellular Cl A                                    7,161(b)              311,504
Vodafone Group                                     2,849,195(c)           10,288,974
                                                                     ---------------
Total                                                                     13,653,974
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,622,578,042)                                                $1,833,666,593
------------------------------------------------------------------------------------

PREFERRED STOCKS (0.2%)
ISSUER                                            SHARES                    VALUE(A)
BBI EPS 8.04% Cv                                       2,324(c)               $1,856
Volkswagen                                            30,352(c)            4,176,418
------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $1,702,718)                                                        $4,178,274
------------------------------------------------------------------------------------

BONDS (15.1%)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
SOVEREIGN (0.2%)(C)
Bundesrepublik Deutschland
 (European Monetary Unit)
  01-04-10                             5.38%          745,000              $1,091,339
  01-04-13                             4.50           535,000                 773,842
  07-04-34                             4.75           270,000                 393,236
Govt of Canada
 (Canadian Dollar)
  09-01-09                             4.25            80,000                  80,643
Govt of Japan
 (Japanese Yen)
  06-20-12                             1.40       161,000,000               1,416,403
  12-20-34                             2.40        14,800,000                 128,556
Govt of New Zealand
 (New Zealand Dollar)
  07-15-09                             7.00            50,000                  37,903
Govt of Norway
 (Norwegian Krone)
  05-16-11                             6.00           268,000                  51,762
Govt of Ukraine
  06-11-13                             7.65            85,000                  90,742
Republic of Poland
 (Polish Zloty)
  03-24-10                             5.75           172,000                  65,692
United Kingdom Treasury
 (British Pound)
  09-07-14                             5.00           170,000                 346,654
                                                                      ---------------
Total                                                                       4,476,772
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (3.5%)
Federal Farm Credit Bank
  10-17-12                             4.50            75,000                  74,609
Federal Home Loan Mtge Corp
  09-16-08                             5.00         1,000,000               1,003,667
  03-15-31                             6.75         1,860,000               2,228,088
  04-16-37                             6.00         5,420,000               5,456,889
Federal Natl Mtge Assn
  02-16-12                             5.00           140,000                 142,116
  05-18-12                             4.88         9,755,000               9,857,524
  01-15-30                             7.13         3,460,000               4,292,338
  11-15-30                             6.63         1,470,000               1,732,122
  07-15-37                             5.63         1,980,000               2,055,676

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 30 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (CONT.)
U.S. Treasury
  08-31-09                             4.00%      $11,845,000(l)          $11,850,566
  02-15-10                             4.75           990,000               1,006,861
  08-31-12                             4.13         8,780,000(l)            8,744,336
  09-30-12                             4.25         3,960,000(e)            3,963,402
  08-15-17                             4.75         3,480,000               3,526,764
  02-15-26                             6.00        12,480,000              14,133,599
U.S. Treasury Inflation-Indexed Bond
  01-15-14                             2.00         7,789,988(r)            7,677,939
                                                                      ---------------
Total                                                                      77,746,496
-------------------------------------------------------------------------------------

ASSET-BACKED (0.4%)
AmeriCredit Auto Receivables Trust
 Series 2007-DF Cl A3A (FSA)
  07-06-12                             5.49           750,000(k)              749,667
Capital Auto Receivables Asset Trust
 Series 2004-1 Cl CTFS
  09-15-10                             2.84           250,000                 250,000
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                             5.86         1,025,000(d,i)          1,016,253
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                             6.15           275,000(d)              276,010
Capital One Multi-Asset Execution Trust
 Series 2007-A7 Cl A7
  07-15-20                             5.75           300,000                 301,068
Citibank Credit Card Issuance Trust
 Series 2003-A3 Cl A3
  03-10-10                             3.10         1,300,000               1,288,129
Citibank Credit Card Issuance Trust
 Series 2007-A8 Cl A8
  09-20-19                             5.65           975,000                 966,059
College Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-1 Cl AIO
  07-25-08                             5.62         1,250,000(j)              100,000
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                             5.29         1,200,000(i)            1,188,750
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                             5.78           900,000(d,k)            905,478

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
ASSET-BACKED (CONT.)
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                             2.85%         $200,000(d,k)           $198,401
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                             5.89           800,000(j)              166,836
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                             5.88         1,500,000(j)              385,095
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                             5.90           800,000(j)              222,528
Residential Asset Securities
 Series 2006-KS1 Cl A2
  02-25-36                             5.27           685,000(i)              680,612
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                             5.45           475,000(d)              473,423
                                                                      ---------------
Total                                                                       9,168,309
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (2.1%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                             5.02           250,000                 249,181
Banc of America Commercial Mtge
 Series 2005-3 Cl A4
  07-10-43                             4.67         1,144,000               1,086,061
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                             5.45         1,475,000               1,449,407
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
  07-11-42                             4.57           700,000                 686,825
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                             5.47           725,000                 710,696
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                             5.68         1,000,000               1,020,423

-------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND - 2007 ANNUAL REPORT  31

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Citigroup Commercial Mtge Trust
Series 2005-EMG Cl A1
  09-20-51                             4.15%         $354,949(d)             $351,628
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
  10-15-49                             5.43           350,000                 343,173
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
  12-10-49                             5.89         1,500,000               1,505,538
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                             5.40           175,000                 174,116
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
  06-15-31                             7.03         1,092,106               1,117,345
Commercial Mtge Pass-Through Ctfs
 Series 2004-LB3A Cl A3
  07-10-37                             5.09           331,000                 331,099
Commercial Mtge Pass-Through Ctfs
 Series 2004-LB3A Cl A4
  07-10-37                             5.23           400,000                 400,996
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                             6.07           175,000(d,i)            172,933
Commercial Mtge Pass-Through Ctfs
 Series 2007-C9 Cl A4
  12-10-49                             6.01         1,600,000               1,630,511
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                             5.93         1,275,000(d,i)          1,274,153
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                             5.85           450,000                 455,790
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
  06-15-39                             5.91           750,000                 758,259
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
  12-15-35                             6.18           950,000                 973,334
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                             4.60           375,000                 360,655
CS First Boston Mtge Securities
 Series 2005-C4 Cl A1
  08-15-38                             4.77           500,907                 498,225

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #735029
  09-01-13                             5.28%         $362,222                $361,242
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
  06-10-48                             4.77           400,000                 382,489
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                             4.77           575,000(d)              572,770
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                             4.88           200,000                 198,818
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
  03-10-39                             5.44         2,600,000               2,569,316
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                             4.96           310,000                 309,031
GS Mtge Securities II
 Series 2006-GG6 Cl A4
  04-10-38                             5.55           450,000                 451,554
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                             6.65           950,000(d,i)            928,475
GS Mtge Securities II
 Series 2007-GG10 Cl A4
  08-10-45                             5.99         1,550,000               1,567,394
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                             5.99           625,000                 622,288
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                             4.13           388,622                 380,225
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                             3.97           197,079                 193,790
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                             4.77           750,000                 726,333
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
  07-15-41                             5.25           400,000                 400,025
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                             4.18           200,000                 196,785

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 32 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
Series 2004-LN2 Cl A1
  07-15-41                             4.48%       $1,017,176                $999,837
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP5 Cl A4
  12-15-44                             5.34           700,000                 683,016
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                             5.48           500,000                 498,229
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                             5.49           575,000                 575,309
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
  02-12-51                             5.79           650,000                 656,396
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
  02-12-51                             6.20           525,000(d)              503,620
JPMorgan Chase Commercial Mtge Securities
 Series 2007-LDPX Cl A3
  01-15-49                             5.42         2,100,000               2,052,913
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                             3.97           250,000                 239,765
LB-UBS Commercial Mtge Trust
 Series 2004-C8 Cl A6
  12-15-29                             4.80           400,000                 384,996
LB-UBS Commercial Mtge Trust
 Series 2005-C1 Cl A4
  02-15-30                             4.74           325,000                 308,991
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                             4.93           800,000                 790,968
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                             6.06           950,000                 970,848
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
  09-15-39                             5.37           650,000                 635,859
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                             5.42           625,000                 612,256
LB-UBS Commercial Mtge Trust
 Series 2007-C6 Cl A4
  07-15-40                             5.86           850,000                 864,328

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                             4.34%         $275,000                $272,395
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                             4.59           300,000                 294,246
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                             5.97           350,000                 356,970
Morgan Stanley Capital I
 Series 2007-IQ15 Cl A4
  06-11-49                             6.08           700,000                 719,628
TIAA Retail Commercial Trust
 Series 2007-C4 Cl A3
  08-15-39                             6.10         1,150,000(c)            1,172,631
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                             5.08         1,750,000(d)            1,712,247
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                             4.94           375,000                 361,801
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                             5.09           375,000                 369,797
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                             5.77         1,150,000               1,154,802
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                             5.31         1,200,000               1,176,477
Wachovia Bank Commercial Mtge Trust
 Series 2007-C31 Cl A4
  04-15-47                             5.51         1,850,000               1,819,480
                                                                      ---------------
Total                                                                      45,598,688
-------------------------------------------------------------------------------------

MORTGAGE-BACKED (5.7%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                             6.19           876,927(h)              892,924
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
  03-25-47                             5.30         1,480,798(h)            1,385,582

--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND - 2007 ANNUAL REPORT  33

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Banc of America Alternative Loan Trust
Collateralized Mtge Obligation
Series 2003-11 Cl 4A1
  01-25-19                             4.75%         $235,762                $227,584
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                             6.00         1,840,138               1,818,838
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A2
  05-25-35                             5.38           761,379(i)              757,027
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                             6.00           654,038                 642,902
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-25 Cl 1A1
  11-25-37                             6.50         3,000,000               2,958,750
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                             7.00           428,361(d)              452,298
Federal Home Loan Mtge Corp
  10-01-37                             6.00         4,090,000(e)            4,093,845
  10-01-37                             6.50         4,000,000(e)            4,071,248
Federal Home Loan Mtge Corp #B13193
  04-01-19                             5.50           357,839                 357,555
Federal Home Loan Mtge Corp #B15214
  06-01-19                             5.00         2,365,436               2,322,843
Federal Home Loan Mtge Corp #B16408
  09-01-19                             5.50         1,435,872               1,433,201
Federal Home Loan Mtge Corp #C02873
  05-01-37                             6.50         3,985,019               4,056,491
Federal Home Loan Mtge Corp #C02951
  07-01-37                             6.50         4,966,814               5,055,895
Federal Home Loan Mtge Corp #C53878
  12-01-30                             5.50           718,016                 706,590
Federal Home Loan Mtge Corp #G12141
  09-01-20                             4.50           888,058                 857,289

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
  10-01-22                             6.00%       $2,700,000(e)           $2,735,438
  10-01-37                             5.00         7,000,000(e)            6,676,251
  10-01-37                             5.50         6,000,000(e)            5,876,250
  10-01-37                             6.00        15,500,000(e)           15,519,376
  10-01-37                             7.00         5,000,000(e)            5,157,800
Federal Natl Mtge Assn #190353
  08-01-34                             5.00           368,733                 352,659
Federal Natl Mtge Assn #254684
  03-01-18                             5.00         1,358,189               1,335,070
Federal Natl Mtge Assn #254800
  07-01-23                             5.50         1,272,903               1,259,673
Federal Natl Mtge Assn #545874
  08-01-32                             6.50           971,997                 997,790
Federal Natl Mtge Assn #555528
  04-01-33                             6.00         1,982,402               1,994,066
Federal Natl Mtge Assn #555740
  08-01-18                             4.50           866,088                 839,057
Federal Natl Mtge Assn #598558
  08-01-16                             6.00           424,829                 432,533
Federal Natl Mtge Assn #661185
  06-01-17                             7.00           269,539                 279,084
Federal Natl Mtge Assn #668824
  08-01-32                             6.50         1,081,133               1,107,259
Federal Natl Mtge Assn #670387
  08-01-32                             7.00            97,098                 101,183
Federal Natl Mtge Assn #671054
  01-01-33                             7.00           835,763                 869,604
Federal Natl Mtge Assn #725232
  03-01-34                             5.00         1,495,212               1,431,318
Federal Natl Mtge Assn #725424
  04-01-34                             5.50         3,627,124               3,562,868
Federal Natl Mtge Assn #725773
  09-01-34                             5.50         6,360,072               6,242,370
Federal Natl Mtge Assn #730153
  08-01-33                             5.50         1,027,217               1,009,019
Federal Natl Mtge Assn #735212
  12-01-34                             5.00         2,858,397               2,733,791
Federal Natl Mtge Assn #735224
  02-01-35                             5.50         3,082,834               3,028,220
Federal Natl Mtge Assn #743579
  11-01-33                             5.50         1,227,860               1,206,108
Federal Natl Mtge Assn #745079
  12-01-20                             5.00         4,934,880               4,838,526

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 34 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #785506
  06-01-34                             5.00%       $2,944,833              $2,816,460
Federal Natl Mtge Assn #786151
  07-01-19                             5.50         3,058,229               3,055,864
Federal Natl Mtge Assn #791447
  10-01-34                             6.00           952,354                 955,841
Federal Natl Mtge Assn #878661
  02-01-36                             5.50         2,088,222               2,037,186
Federal Natl Mtge Assn #881629
  02-01-36                             5.50         1,999,896               1,951,018
Federal Natl Mtge Assn #883201
  07-01-36                             6.50         1,083,011               1,106,939
Federal Natl Mtge Assn #888414
  11-01-35                             5.00         2,791,328               2,666,944
Federal Natl Mtge Assn #915770
  03-01-37                             6.50         4,294,786               4,373,156
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                             5.84           333,067(h)              320,250
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
  08-21-36                             5.40         1,456,442(h)            1,345,539
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                             5.00           328,651                 320,230
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
  08-25-37                             6.00         1,989,922               1,963,655
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR8 Cl 2AB1
  07-25-45                             5.38           112,882(h)              112,704
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                             5.00           781,784                 740,732
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                             5.50           773,101                 753,290
                                                                      ---------------
Total                                                                     126,195,983
-------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)

AEROSPACE & DEFENSE (0.1%)
Alion Science and Technology
  02-01-15                            10.25%         $545,000                $494,588
Communications & Power Inds
  02-01-12                             8.00           935,000                 951,362
DRS Technologies
  02-01-16                             6.63           280,000                 276,500
  02-01-18                             7.63             5,000                   5,100
                                                                      ---------------
Total                                                                       1,727,550
-------------------------------------------------------------------------------------

AUTOMOTIVE (--%)
Ford Motor Credit LLC
 Sr Nts
  08-10-11                             9.88           238,000                 241,575
Rental Service
  12-01-14                             9.50           195,000                 186,225
                                                                      ---------------
Total                                                                         427,800
-------------------------------------------------------------------------------------

BANKING (0.4%)
Bank of America
 Sub Nts
  03-15-17                             5.30         3,075,000               2,982,777
Citigroup
 Sub Nts
  02-15-17                             5.50         1,695,000               1,664,687
JPMorgan Chase & Co
 Sub Nts
  10-01-15                             5.15         1,130,000               1,083,536
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                             5.63           830,000                 797,808
Popular North America
 Sr Nts
  10-01-08                             3.88         1,850,000               1,816,519
Regions Bank
 Sub Nts
  06-26-37                             6.45           280,000                 288,610
                                                                      ---------------
Total                                                                       8,633,937
-------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND - 2007 ANNUAL REPORT  35

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)

BUILDING MATERIALS (--%)
Norcraft Companies LP/Finance
  11-01-11                             9.00%         $146,000                $146,730
Norcraft Holdings LP/Capital
 Sr Disc Nts
 (Zero coupon through 09-01-08,
 thereafter 9.75%)
  09-01-12                             8.71            35,000(g)               31,325
                                                                      ---------------
Total                                                                         178,055
-------------------------------------------------------------------------------------

CHEMICALS (0.1%)
Chemtura
  06-01-16                             6.88           240,000                 228,000
Hexion US Finance/Nova Scotia Finance
  11-15-14                             9.75           323,000                 355,300
INVISTA
  05-01-12                             9.25           485,000(d)              509,250
MacDermid
 Sr Sub Nts
  04-15-17                             9.50           150,000(d)              144,750
Momentive Performance Materials
 Pay-in-kind
  12-01-14                            10.13           170,000(d,n)            167,450
NALCO
 Sr Sub Nts
  11-15-13                             8.88           480,000                 504,000
NALCO
 Sr Unsecured
  11-15-11                             7.75           335,000                 341,700
NewMarket
  12-15-16                             7.13           215,000                 208,550
                                                                      ---------------
Total                                                                       2,459,000
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (--%)
Chart Inds
 Sr Sub Nts
  10-15-15                             9.13           180,000                 186,525
United Rentals North America
  02-15-12                             6.50           565,000                 572,063
                                                                      ---------------
Total                                                                         758,588
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (--%)
American Achievement
  04-01-12                             8.25           145,000                 144,275
Chattem
 Sr Sub Nts
  03-01-14                             7.00           160,000                 158,800

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
CONSUMER PRODUCTS (CONT.)
Jarden
  05-01-17                             7.50%         $230,000                $223,963
Sealy Mattress
  06-15-14                             8.25           237,000                 238,778
Visant Holding
 Sr Nts
  12-01-13                             8.75           250,000                 255,624
                                                                      ---------------
Total                                                                       1,021,440
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (--%)
ALH Finance LLC
  01-15-13                             8.50           115,000                 110,400
Baldor Electric
  02-15-17                             8.63           165,000                 173,250
                                                                      ---------------
Total                                                                         283,650
-------------------------------------------------------------------------------------

ELECTRIC (0.2%)
CMS Energy
 Sr Unsub
  07-17-17                             6.55           145,000                 140,621
Consumers Energy
 1st Mtge Series H
  02-17-09                             4.80            30,000                  29,857
Edison Mission Energy
 Sr Unsecured
  06-15-13                             7.50           135,000                 138,375
Exelon
  06-15-10                             4.45         1,000,000                 977,874
Exelon Generation LLC
 Sr Unsecured
  10-01-17                             6.20           400,000(e)              400,322
  10-01-17                             6.20           430,000                 430,347
Midwest Generation LLC
 Pass-Through Ctfs Series B
  01-02-16                             8.56            34,227                  36,623
Mirant Americas Generation LLC
 Sr Unsecured
  05-01-11                             8.30           215,000                 217,150
Northern States Power
 Sr Nts
  08-01-09                             6.88           375,000                 387,036
NRG Energy
  02-01-14                             7.25           295,000                 295,738
Portland General Electric
  03-15-10                             7.88           365,000                 389,268

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 36 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
ELECTRIC (CONT.)
Potomac Electric Power
Secured
  06-01-35                             5.40%         $360,000                $318,299
Public Service Company of Colorado
 Sr Nts Series A
  07-15-09                             6.88           430,000                 443,475
Sierra Pacific Power
 Series M
  05-15-16                             6.00         1,205,000               1,178,875
                                                                      ---------------
Total                                                                       5,383,860
-------------------------------------------------------------------------------------

ENVIRONMENTAL (--%)
Allied Waste North America
 Series B
  04-15-14                             7.38           270,000                 271,350
Clean Harbors
  07-15-12                            11.25            10,000                  10,998
WCA Waste
  06-15-14                             9.25           170,000                 175,100
                                                                      ---------------
Total                                                                         457,448
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.2%)
ASG Consolidated LLC/Finance
 Sr Disc Nts
 (Zero coupon through 11-01-08,
 thereafter 11.50%)
  11-01-11                             6.92           260,000(g)              241,800
Cadbury Schweppes US Finance LLC
  10-01-08                             3.88         2,075,000(d)            2,045,911
Cott Beverages USA
  12-15-11                             8.00           375,000                 369,375
Del Monte
  02-15-15                             6.75           165,000                 158,400
HJ Heinz
  12-01-08                             6.43           290,000(d)              294,588
Molson Coors Capital Finance
  09-22-10                             4.85           430,000(c)              423,398
                                                                      ---------------
Total                                                                       3,533,472
-------------------------------------------------------------------------------------

GAMING (0.1%)
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
  03-01-12                            10.13           175,000                 182,438
Majestic Star Casino LLC/Capital
  10-15-10                             9.50           206,000                 197,760

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
GAMING (CONT.)
MGM Mirage
  06-01-16                             7.50%         $225,000                $223,593
Pokagon Gaming Authority
 Sr Nts
  06-15-14                            10.38           190,000(d)              208,525
Shingle Springs Tribal Gaming Authority
 Sr Nts
  06-15-15                             9.38           215,000(d)              218,225
Tunica-Biloxi Gaming Authority
 Sr Unsecured
  11-15-15                             9.00           210,000(d)              211,313
                                                                      ---------------
Total                                                                       1,241,854
-------------------------------------------------------------------------------------

GAS DISTRIBUTORS (--%)
Atmos Energy
 Sr Unsub
  10-15-09                             4.00           490,000                 481,000
-------------------------------------------------------------------------------------

GAS PIPELINES (0.2%)
CenterPoint Energy Resources
  02-15-11                             7.75           390,000                 414,543
Colorado Interstate Gas
 Sr Nts
  11-15-15                             6.80         2,450,000               2,536,272
Southern Star Central
 Sr Nts
  03-01-16                             6.75           215,000                 205,594
Williams Companies
 Sr Nts
  07-15-19                             7.63           324,000                 347,085
                                                                      ---------------
Total                                                                       3,503,494
-------------------------------------------------------------------------------------

HEALTH CARE (0.1%)
Community Health Systems
 Sr Nts
  07-15-15                             8.88           240,000(d)              246,600
DaVita
  03-15-15                             7.25           230,000                 230,575
HCA
 Secured Pay-in-kind
  11-15-16                             9.63           275,000(d,n)            293,219
MedCath Holdings
  07-15-12                             9.88           120,000                 127,200
Omnicare
  12-15-15                             6.88           545,000                 504,125

--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND - 2007 ANNUAL REPORT  37

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
HEALTH CARE (CONT.)
Select Medical
Sr Unsecured
  09-15-15                            11.26%         $195,000(i)             $176,475
Vanguard Health Holding II LLC
 Sr Sub Nts
  10-01-14                             9.00           151,000                 146,470
                                                                      ---------------
Total                                                                       1,724,664
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.1%)
UnitedHealth Group
  06-15-37                             6.50           415,000(d)              423,180
WellPoint
 Sr Unsub
  01-15-36                             5.85           290,000                 266,766
  06-15-37                             6.38           820,000                 802,165
                                                                      ---------------
Total                                                                       1,492,111
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (--%)
DR Horton
 Sr Unsub
  04-15-16                             6.50            30,000                  26,277
Standard Pacific
 Sr Sub Nts
  04-15-12                             9.25           200,000                 134,000
Standard Pacific
 Sr Unsecured
  10-01-08                             6.50           160,000                 145,600
William Lyon Homes
  02-15-14                             7.50            75,000                  49,500
                                                                      ---------------
Total                                                                         355,377
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.1%)
Anadarko Petroleum
 Sr Unsecured
  09-15-16                             5.95           645,000                 638,814
Canadian Natural Resources
  03-15-38                             6.25           300,000(c)              289,401
Chesapeake Energy
  08-15-14                             7.00           165,000                 166,031
  01-15-16                             6.63           225,000                 223,875
  08-15-17                             6.50           200,000                 194,500
  01-15-18                             6.25           115,000                 110,975
Denbury Resources
 Sr Sub Nts
  12-15-15                             7.50           235,000                 240,875

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
INDEPENDENT ENERGY (CONT.)
Forest Oil
 Sr Nts
  06-15-19                             7.25%         $115,000(d)             $115,000
KCS Energy
  04-01-12                             7.13           255,000                 247,350
Range Resources
  03-15-15                             6.38           540,000                 526,500
XTO Energy
 Sr Unsecured
  08-01-37                             6.75           275,000                 285,414
                                                                      ---------------
Total                                                                       3,038,735
-------------------------------------------------------------------------------------

MEDIA CABLE (0.1%)
Charter Communications Holdings II LLC/Capital
 Sr Unsecured Series B
  09-15-10                            10.25           205,000                 213,200
Comcast
  03-15-37                             6.45         1,410,000               1,391,995
CSC Holdings
 Sr Nts Series B
  07-15-09                             8.13           303,000                 308,303
EchoStar DBS
  02-01-16                             7.13           225,000                 231,188
Videotron Ltee
  01-15-14                             6.88           310,000(c)              304,575
Virgin Media Finance
  04-15-14                             8.75           170,000(c)              174,250
                                                                      ---------------
Total                                                                       2,623,511
-------------------------------------------------------------------------------------

MEDIA NON CABLE (0.3%)
British Sky Broadcasting Group
  02-23-09                             6.88         1,780,000(c)            1,821,477
Lamar Media
 Series B
  08-15-15                             6.63           230,000                 221,950
LBI Media
 Sr Sub Nts
  08-01-17                             8.50           205,000(d)              203,975
News America
  12-15-35                             6.40         1,340,000               1,294,114
Radio One
 Series B
  07-01-11                             8.88           245,000                 242,550
Rainbow Natl Services LLC
 Sr Nts
  09-01-12                             8.75           500,000(d)              518,750

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 38 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
MEDIA NON CABLE (CONT.)
Rainbow Natl Services LLC
Sr Sub Deb
  09-01-14                            10.38%         $485,000(d)             $532,288
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                             6.13         1,620,000               1,607,959
Salem Communications Holding
  12-15-10                             7.75           180,000                 180,000
                                                                      ---------------
Total                                                                       6,623,063
-------------------------------------------------------------------------------------

METALS (--%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                             8.25           305,000                 329,400
  04-01-17                             8.38            70,000                  76,475
                                                                      ---------------
Total                                                                         405,875
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
OPTI Canada
  12-15-14                             8.25           182,000(c,d)            183,820
OPTI Canada
 Secured
  12-15-14                             7.88            75,000(c,d)             75,000
Quicksilver Resources
  04-01-16                             7.13           155,000                 152,675
                                                                      ---------------
Total                                                                         411,495
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (--%)
Cardtronics
 Sr Sub Nts
  08-15-13                             9.25           350,000(d)              336,875
Triad Acquisition
 Sr Unsecured Series B
  05-01-13                            11.13           555,000                 474,525
                                                                      ---------------
Total                                                                         811,400
-------------------------------------------------------------------------------------

PACKAGING (--%)
Crown Americas LLC/Capital
  11-15-15                             7.75           425,000                 438,813
Owens-Brockway Glass Container
  05-15-13                             8.25           375,000                 388,125
Plastipak Holdings
 Sr Nts
  12-15-15                             8.50           180,000(d)              186,300
                                                                      ---------------
Total                                                                       1,013,238
-------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)

PAPER (0.1%)
Abitibi-Consolidated Co of Canada
  04-01-15                             8.38%          $95,000(c)              $69,113
Boise Cascade LLC
  10-15-14                             7.13           215,000                 206,400
Georgia-Pacific
  01-15-17                             7.13           195,000(d)              188,663
NewPage
  05-01-12                            10.00           301,000                 316,802
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                             8.00           385,000                 378,262
                                                                      ---------------
Total                                                                       1,159,240
-------------------------------------------------------------------------------------

PHARMACEUTICALS (--%)
Warner Chilcott
  02-01-15                             8.75           240,000                 248,400
-------------------------------------------------------------------------------------

PROPERTY & CASUALTY (--%)
Travelers Companies
 Sr Unsecured
  06-15-37                             6.25           475,000                 459,943
-------------------------------------------------------------------------------------

RAILROADS (0.1%)
Burlington Northern Sante Fe
  01-15-15                             4.88           580,000                 550,664
Canadian Pacific Railway
  05-15-37                             5.95           275,000(c)              253,923
CSX
  11-01-09                             4.88         1,400,000               1,389,123
Kansas City Southern de Mexico
 Sr Nts
  12-01-13                             7.63           160,000(c,d)            156,800
  06-01-14                             7.38            66,000(c,d)             65,175
                                                                      ---------------
Total                                                                       2,415,685
-------------------------------------------------------------------------------------

REITS (--%)
Brandywine Operating Partnership LP
  05-01-17                             5.70           230,000                 216,727
ERP Operating LP
  06-15-17                             5.75           585,000                 559,406
Realogy
 Sr Sub Nts
  04-15-15                            12.38           160,000(d)              120,800
                                                                      ---------------
Total                                                                         896,933
-------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

                  RIVERSOURCE STRATEGIC ALLOCATION FUND - 2007 ANNUAL REPORT  39

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)

RETAILERS (0.1%)
Home Depot
 Sr Unsecured
  12-16-36                             5.88%       $1,185,000              $1,012,178
Macys Retail Holdings
  07-15-09                             4.80           740,000                 735,162
                                                                      ---------------
Total                                                                       1,747,340
-------------------------------------------------------------------------------------

TECHNOLOGY (--%)
Flextronics Intl
 Sr Sub Nts
  11-15-14                             6.25           180,000(c)              168,300
Freescale Semiconductor
 Sr Unsecured Pay-in-kind
  12-15-14                             9.13           178,000(n)              164,650
SS&C Technologies
  12-01-13                            11.75            83,000                  87,980
SunGard Data Systems
  08-15-13                             9.13           255,000                 265,200
West Corp
  10-15-16                            11.00           120,000                 126,000
                                                                      ---------------
Total                                                                         812,130
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (--%)
FedEx
  04-01-09                             3.50           890,000                 867,892
Hertz
  01-01-14                             8.88           220,000                 226,600
                                                                      ---------------
Total                                                                       1,094,492
-------------------------------------------------------------------------------------

WIRELESS (--%)
Centennial Cellular Operating/Communications
  06-15-13                            10.13           140,000                 148,400
Cricket Communications
  11-01-14                             9.38           190,000(d)              193,088
MetroPCS Wireless
 Sr Nts
  11-01-14                             9.25           155,000(d)              158,100
                                                                      ---------------
Total                                                                         499,588
-------------------------------------------------------------------------------------

WIRELINES (0.6%)
AT&T
  03-15-11                             6.25         1,415,000               1,456,066
GCI
 Sr Unsecured
  02-15-14                             7.25           236,000                 218,300

BONDS (CONTINUED)
                                   COUPON         PRINCIPAL
ISSUER                              RATE           AMOUNT                    VALUE(A)
WIRELINES (CONT.)
Level 3 Financing
  03-15-13                            12.25%         $175,000                $192,938
Telecom Italia Capital
  11-15-13                             5.25           920,000(c)              892,858
  11-15-33                             6.38           570,000(c)              550,098
Telefonica Europe
  09-15-10                             7.75           950,000(c)            1,014,410
TELUS
  06-01-11                             8.00         3,315,000(c)            3,587,553
Verizon New York
 Series A
  04-01-12                             6.88         2,035,000               2,143,679
Verizon Pennsylvania
 Series A
  11-15-11                             5.65           705,000                 710,675
Windstream
  08-01-16                             8.63           335,000                 357,194
                                                                      ---------------
Total                                                                      11,123,771
-------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $331,475,815)                                                     $332,234,387
-------------------------------------------------------------------------------------

SENIOR LOANS (0.2%)(p)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                    VALUE(A)
AUTOMOTIVE (--%)
Ford Motor
 Term Loan
  12-15-13                             8.70%        $106,354                $103,050
------------------------------------------------------------------------------------

CONSUMER PRODUCTS (--%)
Spectrum Brands
 Letter of Credit
  04-04-13                             5.52            8,948                   8,792
Spectrum Brands
 Term Loan
  04-04-13                       9.36-10.75          181,021                 177,853
Spectrum Brands
 Tranche B2 Term Loan
  04-04-13                             9.57           32,213                  31,408
                                                                     ---------------
Total                                                                        218,053
------------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 40 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                    VALUE(A)

ENTERTAINMENT (--%)
AMC Entertainment
 Term Loan
  06-13-12                            10.60%         $66,796                 $64,792
------------------------------------------------------------------------------------

GAMING (--%)
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  TBD                                   TBD          154,403(e,s,t)          146,683
Fontainebleau Las Vegas
 Term Loan
  06-05-14                             8.95          308,805                 294,137
                                                                     ---------------
Total                                                                        440,820
------------------------------------------------------------------------------------

HEALTH CARE (--%)
IASIS Healthcare LLC
 Term Loan
  06-15-14                            10.61          288,296                 270,998
------------------------------------------------------------------------------------

INDEPENDENT ENERGY (--%)
Sandridge Energy
 Term Loan
  04-01-15                             8.63          295,000                 290,575
------------------------------------------------------------------------------------

LIFE INSURANCE (--%)
Asurion
 Term Loan
  07-03-14                             8.36          365,000                 354,963
------------------------------------------------------------------------------------

MEDIA CABLE (--%)
Charter Communications
 Term Loan
  TBD                                   TBD          725,000(e,t)            700,226
------------------------------------------------------------------------------------

MEDIA NON CABLE
Idearc
 Term Loan
  TBD                                   TBD          730,000(e,t)            716,429
Intelsat Bermuda
 Term Loan
  02-01-14                             7.86          125,000(c)              123,646

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                    VALUE(A)
MEDIA NON CABLE (CONT.)
Nielsen Finance VNU
 Tranche B Term Loan
  08-09-13                             7.36%        $446,625(c)             $432,556
                                                                     ---------------
Total                                                                      1,272,631
------------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Dresser
 1st Lien Term Loan
  05-04-14                        7.63-8.01          277,146                 272,296
------------------------------------------------------------------------------------

WIRELESS (--%)
Trilogy Intl Partners
 Term Loan
  06-29-12                             8.86          195,000                 188,663
------------------------------------------------------------------------------------

WIRELINES (--%)
Level 3 Communications
 Tranche B Term Loan
  03-13-14                             7.61          365,000                 356,331
------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $4,626,226)                                                        $4,533,398
------------------------------------------------------------------------------------

MONEY MARKET FUND (6.4%)(m)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                 140,474,603(q)         $140,474,603
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $140,474,603)                                                    $140,474,603
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,100,857,404)(u)                                             $2,315,087,255
====================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2007, the value of foreign securities represented 22.0% of net assets.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  41

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2007, the value of these securities amounted to $16,635,334 or 0.8% of net assets.

(e) At Sept. 30, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $50,331,419.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2007.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2007.

(j) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Sept. 30, 2007.

(k) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC   --  Ambac Assurance Corporation
FSA     --  Financial Security Assurance
MBIA    --  MBIA Insurance Corporation

(l) At Sept. 30, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(m) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 3.3% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 3.1% of net assets.

(n) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(o) Partially pledged as initial margin deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

TYPE OF SECURITY                                                NOTIONAL AMOUNT
-------------------------------------------------------------------------------
SALE CONTRACTS
U.S. Long Bond, Dec. 2007, 20-year                                $5,900,000
U.S. Treasury Note, Dec. 2007, 5-year                             12,600,000
U.S. Treasury Note, Dec. 2007, 10-year                             5,800,000

(p) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the

--------------------------------------------------------------------------------

 42 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(q)  Affiliated Money Market Fund - See Note 8 to the financial statements.

(r) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(s) At Sept. 30, 2007, the Fund had unfunded senior loan commitments pursuant to the term of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

BORROWER                                                   UNFUNDED COMMITMENT
------------------------------------------------------------------------------
Fontainebleau Las Vegas                                         $154,017

(t) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(u) At Sept. 30, 2007, the cost of securities for federal income tax purposes was $2,103,700,131 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $281,243,503
Unrealized depreciation                                            (69,856,379)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $211,387,124
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  43

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPT. 30, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $1,960,382,801)       $2,174,612,652
   Affiliated money market fund (identified cost
      $140,474,603) (Note 8)                                       140,474,603
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $2,100,857,404)                                               2,315,087,255
Foreign currency holdings (identified cost $5,901,399) (Note 1)      6,032,922
Capital shares receivable                                            4,775,612
Dividends and accrued interest receivable                            5,460,046
Receivable for investment securities sold                           92,429,068
Variation margin receivable                                              9,281
Unrealized appreciation on swap transactions (Note 7)                  169,597
------------------------------------------------------------------------------
Total assets                                                     2,423,963,781
------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                          1,294
Capital shares payable                                               1,274,575
Payable for investment securities purchased                        149,374,691
Payable upon return of securities loaned (Note 5)                   73,275,250
Unrealized depreciation on swap transactions (Note 7)                    4,956
Accrued investment management services fee                              33,371
Accrued distribution fee                                               854,017
Accrued transfer agency fee                                                746
Accrued administrative services fee                                      4,421
Accrued plan administration services fee                                 6,617
Other accrued expenses                                                 655,263
Premiums received on outstanding credit default swap
   contracts (Note 1)                                                   54,133
------------------------------------------------------------------------------
Total liabilities                                                  225,539,334
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $2,198,424,447
==============================================================================

--------------------------------------------------------------------------------

 44 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

SEPT. 30, 2007

REPRESENTED BY
Capital stock - $.01 par value (Note 1)                         $    1,764,724
Additional paid-in capital                                       1,873,771,644
Undistributed net investment income                                    735,546
Accumulated net realized gain (loss)                               107,499,796
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Notes 6 and 7)                                      214,652,737
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $2,198,424,447
==============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                          $1,871,507,235
                                            Class B                          $  243,036,227
                                            Class C                          $   66,994,896
                                            Class I                          $        5,413
                                            Class R2                         $        5,412
                                            Class R3                         $        5,412
                                            Class R4                         $   16,864,439
                                            Class R5                         $        5,413
Net asset value per share of outstanding    Class A
   capital stock:                           shares(1)          150,019,394   $        12.48
                                            Class B shares      19,659,018   $        12.36
                                            Class C shares       5,441,062   $        12.31
                                            Class I shares             434   $        12.47
                                            Class R2 shares            434   $        12.47
                                            Class R3 shares            434   $        12.47
                                            Class R4 shares      1,351,237   $        12.48
                                            Class R5 shares            434   $        12.47
-------------------------------------------------------------------------------------------
*Including securities on loan, at value
   (Note 5)                                                                  $   71,056,624
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $13.24. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  45

STATEMENT OF OPERATIONS
YEAR ENDED SEPT. 30, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $ 33,618,054
Interest                                                          17,903,500
Income distributions from affiliated money market fund (Note
   8)                                                              3,510,706
Fee income from securities lending (Note 5)                        1,046,076
      Less foreign taxes withheld                                 (1,623,482)
----------------------------------------------------------------------------
Total income                                                      54,454,854
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                11,025,000
Distribution fee
   Class A                                                         3,858,078
   Class B                                                         2,055,354
   Class C                                                           433,308
   Class R2                                                               21
   Class R3                                                               10
Transfer agency fee
   Class A                                                         2,003,826
   Class B                                                           286,961
   Class C                                                            58,099
   Class R2                                                                2
   Class R3                                                                2
   Class R4                                                            9,816
   Class R5                                                                2
Service fee - Class R4                                                 2,912
Administrative services fee                                        1,340,234
Plan administration services fee
   Class R2                                                               10
   Class R3                                                               10
   Class R4                                                           31,859
Compensation of board members                                         31,968
Custodian fees                                                       395,017
Printing and postage                                                 260,010
Registration fees                                                    201,248
Professional fees                                                     92,572
Other                                                                 63,993
----------------------------------------------------------------------------
Total expenses                                                    22,150,312
      Expenses waived/reimbursed by the Investment Manager
         and its affiliates (Note 2)                                  (3,482)
----------------------------------------------------------------------------
                                                                  22,146,830
      Earnings and bank fee credits on cash balances (Note
         2)                                                         (120,128)
----------------------------------------------------------------------------
Total net expenses                                                22,026,702
----------------------------------------------------------------------------
Investment income (loss) - net                                    32,428,152
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 46 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

YEAR ENDED SEPT. 30, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                134,629,715
   Foreign currency transactions                                     337,110
   Futures contracts                                                  28,977
   Swap transactions                                                (747,621)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                          134,248,181
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                         115,514,252
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            249,762,433
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $282,190,585
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  47

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED SEPT. 30,                                        2007              2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   32,428,152    $   21,171,775
Net realized gain (loss) on investments                   134,248,181        85,052,753
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                      115,514,252         6,220,305
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             282,190,585       112,444,833
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                             (30,526,996)      (16,593,665)
      Class B                                              (2,639,993)       (1,112,379)
      Class C                                                (626,531)         (156,470)
      Class I                                                    (117)              N/A
      Class R2                                                    (84)              N/A
      Class R3                                                    (94)              N/A
      Class R4                                               (316,578)         (193,341)
      Class R5                                                   (115)              N/A
---------------------------------------------------------------------------------------
Total distributions                                       (34,110,508)      (18,055,855)
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                666,874,937       364,017,930
   Class B shares                                         127,978,123        83,340,288
   Class C shares                                          43,326,495        16,758,908
   Class I shares                                               5,000               N/A
   Class R2 shares                                              5,000               N/A
   Class R3 shares                                              5,000               N/A
   Class R4 shares                                          3,051,413        10,990,222
   Class R5 shares                                              5,000               N/A
Reinvestment of distributions at net asset value
   Class A shares                                          29,989,700        16,317,292
   Class B shares                                           2,579,152         1,091,309
   Class C shares                                             588,177           149,125
   Class R4 shares                                            316,578           193,341
Payments for redemptions
   Class A shares                                        (246,569,364)     (192,244,005)
   Class B shares (Note 2)                                (62,527,855)      (43,345,553)
   Class C shares (Note 2)                                 (4,898,778)       (2,350,463)
   Class R4 shares                                         (2,532,857)       (2,312,097)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           558,195,721       252,606,297
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   806,275,798       346,995,275
Net assets at beginning of year                         1,392,148,649     1,045,153,374
---------------------------------------------------------------------------------------
Net assets at end of year                              $2,198,424,447    $1,392,148,649
=======================================================================================
Undistributed net investment income                    $      735,546    $    2,177,703
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 48 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Strategic Allocation Fund (the Fund) is a series of RiverSource Strategic Allocation Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategic Allocation Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash.

The Fund offers Class A, Class B, Class C and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

Effective Dec. 11, 2006, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available to investors eligible to purchase the shares. At Sept. 30, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager), owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At Sept. 30, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  49

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the Fund, will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At

--------------------------------------------------------------------------------

 50 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

Sept. 30, 2007, the Fund has entered into outstanding when-issued securities of $48,916,432 and other forward-commitments of $1,414,987.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the "Investments in securities." At Sept. 30, 2007, the Fund has entered into unfunded loan commitments of $154,017.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. At Sept. 30, 2007, the Fund had no outstanding forward sale commitments.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT 51 collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended Sept. 30, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and

--------------------------------------------------------------------------------

 52 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2007, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At Sept. 30, 2007, the Fund had no outstanding forward foreign currency contracts.

CREDIT DEFAULT SWAP TRANSACTIONS

The Fund may enter into credit default swap contracts to increase or decrease its credit exposure to an issuer, obligation, portfolio, or index of issuers or obligations, to hedge its exposure on an obligation that it owns or in lieu of selling such obligations. As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the referenced obligation or an equivalent cash amount to the protection seller and in exchange the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss). As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the referenced obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the maximum amount of the payment made by the Fund may equal the notional amount, at par, of the underlying index or security as a result of the related credit event.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  53

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on

--------------------------------------------------------------------------------

 54 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $240,199 and accumulated net realized gain has been decreased by $240,199.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                                 2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $30,526,996    $16,593,665
      Long-term capital gain..................             --             --
CLASS B
Distributions paid from:
      Ordinary income.........................      2,639,993      1,112,379
      Long-term capital gain..................             --             --
CLASS C
Distributions paid from:
      Ordinary income.........................        626,531        156,470
      Long-term capital gain..................             --             --
CLASS I*
Distributions paid from:
      Ordinary income.........................            117            N/A
      Long-term capital gain..................             --            N/A
CLASS R2*
Distributions paid from:
      Ordinary income.........................             84            N/A
      Long-term capital gain..................             --            N/A
CLASS R3*
Distributions paid from:
      Ordinary income.........................             94            N/A
      Long-term capital gain..................             --            N/A
CLASS R4**
Distributions paid from:
      Ordinary income.........................        316,578        193,341
      Long-term capital gain..................             --             --

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  55

YEAR ENDED SEPT. 30,                                 2007           2006
----------------------------------------------------------------------------
CLASS R5*
Distributions paid from:
      Ordinary income.........................    115            N/A
      Long-term capital gain..................     --            N/A

 * For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007. ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

At Sept. 30, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $  6,426,754
Undistributed accumulated long-term gain..................    $104,857,289
Unrealized appreciation (depreciation)....................    $211,604,036

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the funds last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending March 31, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------

 56 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.57% to 0.39% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Flexible Portfolio Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $929,457 for the year ended Sept. 30, 2007. The management fee for the year ended Sept. 30, 2007, was 0.61% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Sept. 30, 2007, was 0.07% of the Fund's average daily net assets.

Other expenses in the amount of $18,940 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  57

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. As of Oct. 1, 2007, RiverSource Distributors serves as the sole principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services, was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

--------------------------------------------------------------------------------

 58 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $8,416,144 for Class A, $143,471 for Class B and $11,231 for Class C for the year ended Sept. 30, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended Sept. 30, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), were 1.00% for Class R4. Of these waived fees and expenses, the transfer agency fees waived at the class level were $3,482 for Class R4. In addition, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2008, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.96% of the Fund's average daily net assets for Class R4, unless sooner terminated at the discretion of the Board.

During the year ended Sept. 30, 2007, the Fund's custodian and transfer agency fees were reduced by $120,128 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,765,176,622 and $2,190,891,185, respectively, for the year ended Sept. 30, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  59

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                           YEAR ENDED SEPT. 30, 2007
                                       ISSUED FOR
                                       REINVESTED                           NET
                            SOLD      DISTRIBUTIONS    REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------
Class A                  56,135,300     2,492,340     (20,791,248)      37,836,392
Class B                  10,906,880       216,202      (5,155,193)       5,967,889
Class C                   3,693,718        49,294        (416,702)       3,326,310
Class I*                        434            --              --              434
Class R2*                       434            --              --              434
Class R3*                       434            --              --              434
Class R4**                  259,899        26,366        (212,989)          73,276
Class R5*                       434            --              --              434
---------------------------------------------------------------------------------------

                                           YEAR ENDED SEPT. 30, 2006
                                       ISSUED FOR
                                       REINVESTED                           NET
                            SOLD      DISTRIBUTIONS    REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------
Class A                  34,992,534     1,559,100     (18,526,253)      18,025,381
Class B                   8,089,359       105,153      (4,248,852)       3,945,660
Class C                   1,624,671        14,368        (229,421)       1,409,618
Class R4**                1,052,252        18,416        (223,221)         847,447
---------------------------------------------------------------------------------------

   *For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007. ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Sept. 30, 2007, securities valued at $71,056,624 were on loan to brokers. For collateral, the Fund received $73,275,250 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $1,046,076 for the year

--------------------------------------------------------------------------------

 60 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT ended Sept. 30, 2007. Expenses paid to the Investment Manager were $14,268 for the year ended Sept. 30, 2007, which are included in other expenses on the Statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. INTEREST RATE FUTURES CONTRACTS

At Sept. 30, 2007, investments in securities included securities valued at $210,779 that were pledged as collateral to cover initial margin deposits on 243 open sale contracts. The notional market value of the open sale contracts at Sept. 30, 2007 was $26,393,531 with a net unrealized gain of $54,577. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. SWAP CONTRACTS

At Sept. 30, 2007, the Fund had the following open credit default swap contracts:

                          REFERENCED       BUY/SELL    FIXED   TERMINATION   NOTIONAL    UNREALIZED     UNREALIZED
COUNTERPARTY                ENTITY        PROTECTION   RATE       DATE        AMOUNT    APPRECIATION   DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
Goldman                Standard Pacific                        Sept. 20,
Sachs                  Corp.                 Sell      5.00%      2012       $90,000       $   --         $3,133
Merrill Lynch          Standard Pacific                        Sept. 20,
International          Corp.                 Sell      5.00%      2012        90,000           --          1,823
Goldman                K. Hovnanian                            Sept. 20,
Sachs                  Enterprises, Inc.     Sell      9.60%      2012       100,000        1,462             --
Merrill Lynch          K. Hovnanian                            Sept. 20,
International          Enterprises, Inc.     Sell      5.00%      2012       200,000          990             --
-------------------------------------------------------------------------------------------------------------------
Total                                                                                      $2,452         $4,956
-------------------------------------------------------------------------------------------------------------------

At Sept. 30, 2007, the Fund had the following open CMBS total return swap contracts:

                             TERMINATION     NOTIONAL     UNREALIZED     UNREALIZED
                                 DATE         AMOUNT     APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------
Receive total return on
Lehman Brothers Aaa 8.5+
Commercial
Mortgage-Backed
Securities Index and pay
a floating rate based on
1-month LIBOR less 0.25%.
Counterparty: Wachovia       Oct. 1, 2007   $4,700,000     $ 51,573          $--
Receive total return on
Lehman Brothers Baa 8.5+
Commercial
Mortgage-Backed
Securities Index and pay
a floating rate based on
1-month LIBOR less 1.20%.
Counterparty: Citigroup      Nov. 1, 2007      950,000       27,158          --

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  61

                             TERMINATION     NOTIONAL     UNREALIZED     UNREALIZED
                                 DATE         AMOUNT     APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------
Receive total return on
Lehman Brothers Baa 8.5+
Commercial
Mortgage-Backed
Securities Index and pay
a floating rate based on
1-month LIBOR less 1.05%.
Counterparty: Wachovia       Dec. 1, 2007   $  900,000     $ 25,741          $--
Receive total return on
Lehman Brothers Baa 8.5+
Commercial
Mortgage-Backed
Securities Index and Pay
a floating rate based on
1-month LIBOR less 1.10%.
Counterparty: Citigroup      Dec. 1, 2007      950,000       27,084          --
Receive total return on
Lehman Brothers Baa 8.5+
Commercial
Mortgage-Backed
Securities Index and pay
a floating rate based on
1-month LIBOR plus 1.00%.
Counterparty: Citigroup      Jan. 1, 2008      350,000        8,383          --
Receive total return on
Lehman Brothers Baa 8.5+
Commercial
Mortgage-Backed
Securities Index and pay
a floating rate based on
1-month LIBOR plus 1.10%.
Counterparty: Wachovia       Jan. 1, 2008      950,000       27,206          --
------------------------------------------------------------------------------------
Total                                                      $167,145          $--
------------------------------------------------------------------------------------

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $1,415,108,289 and $1,411,610,669, respectively, for the year ended Sept. 30, 2007.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow

--------------------------------------------------------------------------------

 62 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended Sept. 30, 2007.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT 63 failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund

--------------------------------------------------------------------------------

 64 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  65

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,              2007           2006           2005           2004           2003
Net asset value, beginning of period     $10.78          $9.96          $8.73          $7.88          $6.88
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .22(b)         .18            .15            .12            .15
Net gains (losses) (both realized and
 unrealized)                               1.71            .80           1.22            .85            .99
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.93            .98           1.37            .97           1.14
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.23)          (.16)          (.14)          (.12)          (.14)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.48         $10.78          $9.96          $8.73          $7.88
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,872         $1,209           $938           $886           $895
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.12%          1.12%          1.09%           .99%          1.03%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.90%          1.84%          1.54%          1.37%          1.93%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    123%           122%           134%           127%           196%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          17.97%          9.88%         15.81%         12.31%         16.67%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 66 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $10.69          $9.88          $8.66          $7.83          $6.83
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .13(b)         .10            .07            .05            .09
Net gains (losses) (both realized and
 unrealized)                               1.68            .80           1.22            .83            .99
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.81            .90           1.29            .88           1.08
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.14)          (.09)          (.07)          (.05)          (.08)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.36         $10.69          $9.88          $8.66          $7.83
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $243           $146            $96            $90           $103
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.88%          1.89%          1.86%          1.76%          1.80%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.14%          1.09%           .78%           .59%          1.17%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    123%           122%           134%           127%           196%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          17.02%          9.09%         14.93%         11.26%         15.92%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  67

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $10.66          $9.86          $8.65          $7.82          $6.83
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .14(b)         .10            .08            .06            .09
Net gains (losses) (both realized and
 unrealized)                               1.66            .79           1.21            .83            .99
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.80            .89           1.29            .89           1.08
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.15)          (.09)          (.08)          (.06)          (.09)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.31         $10.66          $9.86          $8.65          $7.82
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $67            $23             $7             $4             $3
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.88%          1.89%          1.87%          1.77%          1.82%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.16%          1.14%           .78%           .58%          1.12%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    123%           122%           134%           127%           196%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          16.97%          9.11%         14.92%         11.36%         15.86%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 68 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $11.52
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .22
Net gains (losses) (both realized and
 unrealized)                               1.00
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.22
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.47
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .73%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              2.33%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    123%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          10.70%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  69

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $11.52
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .14
Net gains (losses) (both realized and
 unrealized)                               1.00
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.14
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.19)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.47
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.54%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.51%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    123%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          10.01%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 70 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $11.52
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .17
Net gains (losses) (both realized and
 unrealized)                               1.00
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.47
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.32%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              1.75%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    123%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          10.22%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  71

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $10.78          $9.96          $8.72          $7.88          $6.88
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .24(b)         .21            .16            .13            .16
Net gains (losses) (both realized and
 unrealized)                               1.70            .79           1.24            .84            .99
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.94           1.00           1.40            .97           1.15
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.24)          (.18)          (.16)          (.13)          (.15)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.48         $10.78          $9.96          $8.72          $7.88
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $17            $14             $4             $5             $6
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.00%(e)        .96%           .92%           .83%           .86%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              2.01%          2.07%          1.72%          1.54%          2.11%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    123%           122%           134%           127%           196%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          18.08%         10.07%         16.13%         12.37%         16.86%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 1.03% for the year ended Sept. 30, 2007.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 72 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period     $11.52
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .22
Net gains (losses) (both realized and
 unrealized)                                .99
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.21
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.26)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.47
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .80%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              2.27%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    123%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          10.65%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE STRATEGIC ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Strategic Allocation Fund (the Fund) (one of the portfolios constituting the RiverSource Strategic Allocation Series, Inc.) as of September 30, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Strategic Allocation Fund of the RiverSource Strategic Allocation Series, Inc. at September 30, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                     /s/ ERNST & YOUNG LLP
Minneapolis, Minnesota
November 15, 2007

--------------------------------------------------------------------------------

 74 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          87.46%
      Dividends Received Deduction for corporations.........          53.06%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.05227
March 26, 2007..............................................         0.05288
June 25, 2007...............................................         0.06312
Sept. 24, 2007..............................................         0.05814
Total distributions.........................................        $0.22641

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          87.46%
      Dividends Received Deduction for corporations.........          53.06%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.03447
March 26, 2007..............................................         0.03188
June 25, 2007...............................................         0.04172
Sept. 24, 2007..............................................         0.03540
Total distributions.........................................        $0.14347

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          87.46%
      Dividends Received Deduction for corporations.........          53.06%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.03632
March 26, 2007..............................................         0.03471
June 25, 2007...............................................         0.04371
Sept. 24, 2007..............................................         0.03775
Total distributions.........................................        $0.15249

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  75

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          87.46%
      Dividends Received Deduction for corporations.........          53.06%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06187
March 26, 2007..............................................         0.06407
June 25, 2007...............................................         0.07425
Sept. 24, 2007..............................................         0.06934
Total distributions.........................................        $0.26953

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          87.46%
      Dividends Received Deduction for corporations.........          53.06%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.05984
March 26, 2007..............................................         0.03953
June 25, 2007...............................................         0.04958
Sept. 24, 2007..............................................         0.04465
Total distributions.........................................        $0.19360

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          87.46%
      Dividends Received Deduction for corporations.........          53.06%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06056
March 26, 2007..............................................         0.04750
June 25, 2007...............................................         0.05656
Sept. 24, 2007..............................................         0.05174
Total distributions.........................................        $0.21636

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          87.46%
      Dividends Received Deduction for corporations.........          53.06%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.05606
March 26, 2007..............................................         0.05491
June 25, 2007...............................................         0.06668
Sept. 24, 2007..............................................         0.06014
Total distributions.........................................        $0.23779

--------------------------------------------------------------------------------

 76 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          87.46%
      Dividends Received Deduction for corporations.........          53.06%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.06171
March 26, 2007..............................................         0.06220
June 25, 2007...............................................         0.07246
Sept. 24, 2007..............................................         0.06755
Total distributions.........................................        $0.26392

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  77

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 78 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  79

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 80 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  81

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 82 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT 83 necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 84 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Sept. 30, 2006 and the year ended Sept. 30, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2007 ANNUAL REPORT  85

     RIVERSOURCE(R) STRATEGIC ALLOCATION FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                          S-6141 AD (11/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
STRATEGIC INCOME ALLOCATION FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2007
(Prospectus also enclosed)


RIVERSOURCE STRATEGIC INCOME
ALLOCATION FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH A HIGH LEVEL OF
CURRENT INCOME WITH CAPITAL GROWTH
AS A SECONDARY OBJECTIVE.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Questions & Answers
   with Portfolio Management........      5

Fund Expenses Example...............      9

Investments in Securities...........     11

Financial Statements................     29

Notes to Financial Statements.......     32

Report of Independent Registered
   Public Accounting Firm...........     46

Federal Income Tax Information......     47

Board Members and Officers..........     48

Approval of Investment Management
   Services Agreement...............     52

Proxy Voting........................     53

--------------------------------------------------------------------------------

 2 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT SEPT. 30, 2007

FUND OBJECTIVE

RiverSource Strategic Income Allocation Fund seeks to provide shareholders with a high level of current income with capital growth as a secondary objective.

ASSET ALLOCATION AND SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Bonds(2)                                                     51.7%
Senior Loans(4)                                              24.1%
Cash & Cash Equivalents                                      17.5%
Stocks(1)                                                     6.7%

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Financials 1.5%, Energy 1.1%, Consumer Discretionary 0.8%, Information Technology 0.8%, Health Care 0.7%, Industrials 0.7%, Consumer Staples 0.3%, Materials 0.3%, Telecommunication Services 0.3% and Utilities 0.2%.
(2) Includes Foreign Government 13.9%, Corporate Bonds(3) 13.2%, Mortgage-Backed 11.2%, U.S. Government Obligations & Agencies 8.6%, Commercial Mortgage-Backed 3.6% and Asset-Backed 1.2%.
(3) Includes Telecommunication 3.5%, Financials 3.2%, Consumer Discretionary 1.8%, Utilities 1.5%, Consumer Staples 1.1%, Energy 0.8%, Health Care 0.7%, Industrials 0.4% and Materials 0.2%.
(4) Includes Consumer Discretionary 8.6%, Telecommunication 5.4%, Materials 3.4%, Utilities 2.2%, Health Care 1.8%, Industrials 1.4%, Financials 0.6%, Energy 0.4% and Consumer Staples 0.3%.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

--------------------------------------------------------------------------------

           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT SEPT. 30, 2007

QUALITY BREAKDOWN

Percentage of portfolio assets excluding cash equivalents and equities
(PIE CHART)

AAA rating                                                   35.4%
B rating                                                     25.9%
BB rating                                                    23.3%
BBB rating                                                    8.7%
CCC rating                                                    2.8%
A rating                                                      1.6%
AA rating                                                     1.5%
Non-rated                                                     0.8%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of loans and bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

STYLE MATRIX


        DURATION
SHORT    INT.     LONG
                               HIGH
            X                 MEDIUM     QUALITY
                               LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

                             YEARS IN INDUSTRY
Dimitris Bertsimas, Ph.D.           14
Colin Lundgren, CFA                 18
Erol Sonderegger, CFA               11

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     RSGAX          05/17/07
Class B                        --          05/17/07
Class C                     RAICX          05/17/07
Total net assets                        $121.2 million
Number of holdings                              524
Weighted average life(1)                  7.0 years
Weighted average loan and bond
   ratings(2)                                   BBB

(1) WEIGHTED AVERAGE LIFE measures a loan's or a bond's maturity, which takes into consideration the possibility that the issuer may call the loan or bond before its maturity date.
(2) WEIGHTED AVERAGE LOAN AND BOND RATING represents the average credit quality of the underlying loans and bonds in the portfolio.

--------------------------------------------------------------------------------

 4 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Dimitris Bertsimas, Colin Lundgren and Erol Sonderegger discuss RiverSource Strategic Income Allocation Fund's positioning and results for the period since its inception on May 17, 2007 through Sept. 30, 2007.

   DURING THE REPORTING PERIOD, THE FUND MAINTAINED BETWEEN 45% AND 50% OF ITS ASSETS IN HIGHER QUALITY FIXED INCOME SECURITIES AND CASH, CONSISTENT WITH THE FUND'S LONG-TERM TARGET ALLOCATION TO HIGHER QUALITY SECURITIES.


Q: What factors most significantly affected the Fund's performance?

A: The Fund's performance since inception resulted primarily from the performance of the proprietary, quantitative models we employ in selecting the tactical asset allocation for the Fund among the fixed income, equity and cash asset classes. During the reporting period, the Fund maintained between 45% and 50% of its assets in higher quality fixed income securities and cash, consistent with the Fund's long-term target allocation to higher quality securities. Among these assets, the Fund's allocation to Treasury inflation-protected securities (TIPS) and non-U.S. dollar bonds, or bonds denominated in foreign currencies, helped performance, as these sectors outperformed the broader fixed income market. A tactical position in agency securities also helped Fund performance, as these securities recovered nicely following the broad market sell-off in July and August. Importantly, the Fund successfully avoided the widespread meltdown in subprime mortgage-related securities, having maintained a higher quality profile within the Fund's mortgage-related positions.

   The Fund's below investment grade fixed income holdings included sizable allocations to the high yield bank loan and emerging market bond sectors, both of which outperformed high yield corporate bonds during the period. That said, the Fund's overall allocation to below investment grade fixed income securities detracted from its performance, as lower quality assets materially underperformed higher quality securities during the period. Interest rates fell across the yield curve, or spectrum of maturities, though more so at the shorter end of the curve than at the longer-term end. Amidst this declining interest rate trend, the Fund's shorter-than-Lehman Brothers Aggregate Bond Index

--------------------------------------------------------------------------------

           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  5

QUESTIONS & ANSWERS

   duration positioning detracted from its performance. Duration is a measure of the Fund's sensitivity to changes in interest rates.

   The Fund also maintained a modest allocation of 5% to 10% to large-cap equities and real estate investment trusts (REITs) during the period, again consistent with the Fund's long-term target allocation to equities. This positioning detracted from the Fund's performance, as large-cap equities and REITs lagged the performance of fixed income during the period. More specifically, the Fund's allocation to large-cap equities was driven by three quantitative investment models -- momentum, value and quality -- we employ in selecting stocks for the Fund's portfolio. For the reporting period, the momentum and quality models outperformed the S&P 500 Index, but not enough to offset the underperformance of the value model, which struggled during these months when value equities significantly underperformed growth stocks.

   We generally do not make sector or industry choices based on our outlook for the economy or the equity markets. That said, during the period, the Fund's quantitative models led us to a bias toward large-cap stocks and toward quality stocks, both of which boosted results, as these equity sectors performed well. At the same time, however, the Fund's models positioned its equity portfolio toward the cheapest price/earnings stocks, which detracted. Sector allocation overall also detracted, though stock selection had a rather neutral effect. A sizable position in energy and a modest exposure to financials added to the Fund's performance. A significant allocation to consumer discretionary and smaller positions in industrials and information technology detracted. Effective stock selection in energy, information technology, industrials and materials was virtually balanced by poor stock selection in financials, consumer staples, health care and consumer discretionary.

Q: What changes did you make to the Fund's portfolio during the period?

A: Given the Fund's inception in May of this year, it was not a matter of making changes during the reporting period, but rather of building the investment allocations among the various asset classes. Still, as market conditions shifted during this period of high volatility in the financial markets, we did make some changes. We added modestly to the Fund's positions in emerging market bonds and large-cap equities during the summer sell-off, seeking to take advantage of

--------------------------------------------------------------------------------

 6 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   what we believed to be temporary market weakness. Within the Fund's high quality fixed income exposure, we materially added to investment grade corporate bonds and to AAA-rated non-agency mortgage securities and commercial mortgage-backed securities. During the period, we tactically added to agency securities and then later reduced the position, as spreads -- or the difference in yields between these securities and duration-equivalent U.S. Treasuries -- improved. We significantly reduced the Fund's position in TIPS.

   Within the large-cap equity portion of the Fund, approximately 40% of assets in this sub-portfolio were allocated to the momentum model, 30% to the value model, and 30% to the quality model. The number of holdings in this sub-portfolio reached 150 by the end of September. Any changes in the sub-portfolio's sector allocation during the period were modest and the direct result of stock selection.

   It should be noted that the quantitative models used to select the tactical asset allocation for the Fund are run monthly. Prior to implementing the recommended allocation changes, the managers perform a qualitative review of the models' recommendations. This is done to help ensure that any influences in the market environment may be taken into account by the models.

   ON A MACROECONOMIC LEVEL, WE EXPECT CALM TO GRADUALLY RETURN TO FIXED INCOME CREDIT MARKETS, AS THIS SUMMER'S LIQUIDITY SCARE SUBSIDES AND INVESTORS REFOCUS ON THE STILL-SOLID ECONOMIC AND CORPORATE FUNDAMENTALS.


Q: What is the Fund's tactical view and strategy over the months ahead?

A: On a macroeconomic level, we expect calm to gradually return to fixed income credit markets, as this summer's liquidity scare subsides and investors refocus on the still-solid economic and corporate fundamentals. We believe spreads will tighten across credit markets, with high quality spreads recovering quickest, followed by riskier assets. We further believe that there is a real possibility that the Federal Reserve Board will need to take back its easing moves sometime in 2008 in order to keep inflation contained.

--------------------------------------------------------------------------------

           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   Given this backdrop, we expect fixed income interest rates to move higher over the months ahead.

   We believe the Fund's consistent, disciplined approach should benefit performance over the long term. Our asset allocation models continue to favor lower quality bonds and large-cap equities over high quality bonds. With that, we are maintaining the Fund's emphasis on high quality bonds for the near term. Within the below-investment-grade fixed income allocation, we continue to favor high yield bank loans and emerging market bonds over traditional high yield corporate bonds. Within the equity asset class, our focus going forward is to keep using our three well-tested models to identify good performing stocks regardless of market conditions. In our view, employing style diversification remains a critical advantage to the Fund.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.
--------------------------------------------------------------------------------

 8 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Sept. 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  9

                                                ENDING         EXPENSES
                            BEGINNING       ACCOUNT VALUE     PAID DURING     ANNUALIZED
                         ACCOUNT VALUE(A)   SEPT. 30, 2007   THE PERIOD(B)   EXPENSE RATIO
 Class A
   Actual(c)                  $1,000          $1,004.00          $4.27           1.16%
   Hypothetical
   (5% return before
   expenses)                  $1,000          $1,019.15          $5.84           1.16%
 Class B
   Actual(c)                  $1,000          $1,001.30          $7.05           1.92%
   Hypothetical
   (5% return before
   expenses)                  $1,000          $1,015.36          $9.65           1.92%
 Class C
   Actual(c)                  $1,000          $1,001.00          $7.05(d)        1.92%
   Hypothetical
   (5% return before
   expenses)                  $1,000          $1,015.36          $9.65(d)        1.92%

(a) Beginning account values are as of May 17, 2007 (when shares of the Fund became publicly available) for actual expense calculations and as of April 1, 2007 for hypothetical expense calculations.
(b) Actual expenses paid during the period are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 134/365 (to reflect the number of days in the period). Hypothetical expenses paid during the period are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(c) Based on the actual return for the period from May 17, 2007 (when shares of the Fund became publicly available) to Sept. 30, 2007: +0.40% for Class A, +0.13% for Class B and +0.10% for Class C.
(d) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.91% for Class C. Any amounts waived will not be reimbursed by the Fund. This change was effective Oct. 1, 2007. If this change had been in place for the entire period from May 17, 2007 (when shares of the Fund became publicly available) to Sept. 30, 2007, the actual expenses paid would have been $7.02 for Class C. If this change had been in place for the entire six month period ended Sept. 30, 2007, the hypothetical expenses paid would have been $9.60 for Class C.

--------------------------------------------------------------------------------

 10 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

SEPT. 30, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (7.3%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (0.2%)
General Dynamics                                        370                 $31,254
Goodrich                                                230                  15,693
Honeywell Intl                                        1,372                  81,593
Precision Castparts                                     377                  55,788
United Technologies                                   1,314                 105,751
                                                                    ---------------
Total                                                                       290,079
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (--%)
United Parcel Service Cl B                              254                  19,075
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                                  687(b)               20,892
Johnson Controls                                        363                  42,874
                                                                    ---------------
Total                                                                        63,766
-----------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                            3,327(b)               28,246
General Motors                                        1,101                  40,407
                                                                    ---------------
Total                                                                        68,653
-----------------------------------------------------------------------------------

BEVERAGES (0.1%)
Coca-Cola                                             1,283                  73,734
PepsiCo                                               1,148                  84,102
                                                                    ---------------
Total                                                                       157,836
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (--%)
American Standard Companies                             333                  11,861
-----------------------------------------------------------------------------------

CAPITAL MARKETS (0.2%)
Bear Stearns Companies                                  130                  15,965
Franklin Resources                                      341                  43,478
Lehman Brothers Holdings                                741                  45,742
Merrill Lynch & Co                                      722                  51,464
Morgan Stanley                                        1,068                  67,284
                                                                    ---------------
Total                                                                       223,933
-----------------------------------------------------------------------------------

CHEMICALS (0.1%)
Dow Chemical                                            475                  20,454
EI du Pont de
 Nemours & Co                                           833                  41,283

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CHEMICALS (CONT.)
Monsanto                                                747                 $64,047
PPG Inds                                                161                  12,164
                                                                    ---------------
Total                                                                       137,948
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.1%)
BB&T                                                    472                  19,064
Comerica                                                486                  24,922
First Horizon Natl                                      583                  15,543
Natl City                                             1,366                  34,273
                                                                    ---------------
Total                                                                        93,802
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.1%)
Corning                                               1,457                  35,915
Juniper Networks                                        942(b)               34,487
QUALCOMM                                              1,550                  65,503
                                                                    ---------------
Total                                                                       135,905
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.5%)
Apple                                                 1,765(b)              270,997
EMC                                                   5,742(b)              119,434
IBM                                                   1,106                 130,287
Lexmark Intl Cl A                                       450(b)               18,689
NCR                                                     329(b)               16,384
                                                                    ---------------
Total                                                                       555,791
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (--%)
Fluor                                                   123                  17,710
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                        159                  14,175
-----------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                           355                  17,750
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Bank of America                                         878                  44,137
CIT Group                                               630                  25,326
Citigroup                                             4,177                 194,941

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  11

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
DIVERSIFIED FINANCIAL SERVICES (CONT.)
IntercontinentalExchange                                126(b)              $19,139
JPMorgan Chase & Co                                   1,357                  62,178
                                                                    ---------------
Total                                                                       345,721
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
AT&T                                                  7,213                 305,182
Verizon Communications                                1,842                  81,564
                                                                    ---------------
Total                                                                       386,746
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.1%)
American Electric Power                                 790                  36,403
Entergy                                                 282                  30,538
FPL Group                                               841                  51,200
PPL                                                     356                  16,483
                                                                    ---------------
Total                                                                       134,624
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.2%)
Natl Oilwell Varco                                      247(b)               35,692
Schlumberger                                          1,107                 116,235
Transocean                                              402(b)               45,446
                                                                    ---------------
Total                                                                       197,373
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.1%)
Safeway                                                 899                  29,766
SUPERVALU                                               492                  19,193
Wal-Mart Stores                                       1,793                  78,264
                                                                    ---------------
Total                                                                       127,223
-----------------------------------------------------------------------------------

FOOD PRODUCTS (--%)
Sara Lee                                              1,208                  20,161
Tyson Foods Cl A                                      1,048                  18,707
                                                                    ---------------
Total                                                                        38,868
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.1%)
Baxter Intl                                             384                  21,612
Stryker                                                 506                  34,793
Zimmer Holdings                                         504(b)               40,818
                                                                    ---------------
Total                                                                        97,223
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Cardinal Health                                         291                  18,196
CIGNA                                                 1,356                  72,262
Express Scripts                                         589(b)               32,878
Medco Health Solutions                                  372(b)               33,625
                                                                    ---------------
Total                                                                       156,961
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HOTELS, RESTAURANTS & LEISURE (0.2%)
Harrah's Entertainment                                  339                 $29,469
Hilton Hotels                                           501                  23,291
Marriott Intl Cl A                                      431                  18,736
McDonald's                                            2,457                 133,833
Starwood Hotels & Resorts Worldwide                     140                   8,505
                                                                    ---------------
Total                                                                       213,834
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (--%)
DR Horton                                             1,698                  21,752
Lennar Cl A                                             692                  15,674
Pulte Homes                                           1,127                  15,338
                                                                    ---------------
Total                                                                        52,764
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (--%)
Kimberly-Clark                                          616                  43,280
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (--%)
Constellation Energy Group                              400                  34,316
TXU                                                     189                  12,941
                                                                    ---------------
Total                                                                        47,257
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.1%)
3M                                                    1,344                 125,772
-----------------------------------------------------------------------------------

INSURANCE (0.4%)
ACE                                                     493(c)               29,861
Allstate                                              1,327                  75,891
Ambac Financial Group                                   252                  15,853
American Intl Group                                     351                  23,745
Chubb                                                   639                  34,276
Genworth Financial Cl A                               1,252                  38,474
Lincoln Natl                                            275                  18,142
Marsh & McLennan Companies                              652                  16,626
MBIA                                                    303                  18,498
MetLife                                                 430                  29,984
Progressive                                           2,627                  50,990
Prudential Financial                                    411                  40,105
Safeco                                                  286                  17,509
Torchmark                                               293                  18,260
Travelers Companies                                     958                  48,226
Unum Group                                            1,246                  30,490
                                                                    ---------------
Total                                                                       506,930
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (--%)
Amazon.com                                              429(b)               39,961
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 12 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

INTERNET SOFTWARE & SERVICES (0.1%)
eBay                                                  1,603(b)              $62,549
-----------------------------------------------------------------------------------

IT SERVICES (--%)
Fidelity Natl Information Services                      311                  13,799
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (--%)
Eastman Kodak                                           698                  18,678
Mattel                                                1,324                  31,062
                                                                    ---------------
Total                                                                        49,740
-----------------------------------------------------------------------------------

MACHINERY (0.3%)
Caterpillar                                             888                  69,645
Cummins                                                 187                  23,915
Deere & Co                                              407                  60,407
Eaton                                                   323                  31,990
Ingersoll-Rand Cl A                                     765(c)               41,670
ITT                                                     332                  22,553
PACCAR                                                  807                  68,796
Parker Hannifin                                         161                  18,005
Terex                                                   233(b)               20,742
                                                                    ---------------
Total                                                                       357,723
-----------------------------------------------------------------------------------

MEDIA (0.1%)
CBS Cl B                                              1,477                  46,526
Gannett                                               1,017                  44,443
Time Warner                                           2,539                  46,615
                                                                    ---------------
Total                                                                       137,584
-----------------------------------------------------------------------------------

METALS & MINING (0.2%)
Alcoa                                                 1,621                  63,414
Allegheny Technologies                                  218                  23,969
Freeport-McMoRan Copper & Gold                          923                  96,813
United States Steel                                     217                  22,989
                                                                    ---------------
Total                                                                       207,185
-----------------------------------------------------------------------------------

MULTILINE RETAIL (--%)
Nordstrom                                               409                  19,178
-----------------------------------------------------------------------------------

MULTI-UTILITIES (--%)
Sempra Energy                                           480                  27,898
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.2%)
Anadarko Petroleum                                      582                  31,283
Apache                                                  385                  34,673
Chevron                                               5,444                 509,449
ConocoPhillips                                        1,778                 156,055

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Exxon Mobil                                           5,453                $504,729
Occidental Petroleum                                    692                  44,343
                                                                    ---------------
Total                                                                     1,280,532
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (--%)
Weyerhaeuser                                            390                  28,197
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (--%)
Avon Products                                           730                  27,397
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.7%)
Johnson & Johnson                                     2,865                 188,231
Merck & Co                                            2,239                 115,734
Pfizer                                               15,153                 370,187
                                                                    ---------------
Total                                                                       674,152
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.4%)
Alexandria Real Estate Equities                         119                  11,455
AMB Property                                            215                  12,859
AvalonBay Communities                                   187                  22,077
Boardwalk Real Estate Investment Trust                  127(c)                6,047
Boston Properties                                       194                  20,157
Brookfield Properties                                   775                  19,297
Camden Property Trust                                   147                   9,445
Corporate Office Properties Trust                       107                   4,454
Developers Diversified Realty                           151                   8,436
DiamondRock Hospitality                                 270                   4,701
Douglas Emmett                                          398                   9,843
Essex Property Trust                                    140                  16,460
Federal Realty Investment Trust                         229                  20,289
General Growth Properties                               680                  36,462
HCP                                                     349                  11,576
Highwoods Properties                                    236                   8,654
Home Properties                                         276                  14,402
Host Hotels & Resorts                                   708                  15,888
Kilroy Realty                                           107                   6,487
Kimco Realty                                            221                   9,991
LaSalle Hotel Properties                                321                  13,508
Macerich                                                161                  14,100
Mid-America Apartment Communities                       275                  13,709
ProLogis                                                453                  30,057

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  13

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Public Storage                                          263                 $20,685
Rayonier                                                104                   4,996
Regency Centers                                         217                  16,655
Senior Housing Properties Trust                         333                   7,346
Simon Property Group                                    618                  61,800
SL Green Realty                                         107                  12,494
Vornado Realty Trust                                    217                  23,729
                                                                    ---------------
Total                                                                       488,059
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
Forest City Enterprises Cl A                             72                   3,972
-----------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
CSX                                                     610                  26,065
Union Pacific                                           488                  55,174
                                                                    ---------------
Total                                                                        81,239
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (--%)
MEMC Electronic Materials                               209(b)               12,302
-----------------------------------------------------------------------------------

SOFTWARE (0.2%)
Adobe Systems                                           410(b)               17,901
CA                                                      684                  17,592
Microsoft                                             5,989                 176,436
Oracle                                                3,280(b)               71,012
                                                                    ---------------
Total                                                                       282,941
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.2%)
Abercrombie & Fitch Cl A                                166                  13,396
AutoZone                                                 97(b)               11,266
Best Buy                                                303                  13,944
Gap                                                     864                  15,932
Home Depot                                            4,129                 133,945
Lowe's Companies                                      2,071                  58,029
Tiffany & Co                                            412                  21,568
                                                                    ---------------
Total                                                                       268,080
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Coach                                                   920(b)               43,488
Nike Cl B                                               715                  41,942
Polo Ralph Lauren                                       201                  15,628
VF                                                      208                  16,796
                                                                    ---------------
Total                                                                       117,854
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

THRIFTS & MORTGAGE FINANCE (0.3%)
Countrywide Financial                                 1,018                 $19,352
Fannie Mae                                            2,403                 146,127
Freddie Mac                                           1,402                  82,732
MGIC Investment                                         368                  11,890
Washington Mutual                                     1,655                  58,438
                                                                    ---------------
Total                                                                       318,539
-----------------------------------------------------------------------------------

TOBACCO (--%)
Altria Group                                            680                  47,280
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $8,724,625)                                                       $8,829,021
-----------------------------------------------------------------------------------

BONDS (56.3%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

FOREIGN AGENCIES (1.4%)(c)
Gaz Capital
 Sr Unsecured
  08-16-37                           7.29%         $300,000(d)            $316,875
Pemex Project Funding Master Trust
  12-15-15                           5.75           250,000                250,154
  02-01-22                           8.63           450,000                555,048
  06-15-35                           6.63           550,000                566,762
                                                                   ---------------
Total                                                                    1,688,839
----------------------------------------------------------------------------------

FOREIGN GOVERNMENT (0.4%)(c)
Republica Orient Uruguay
 (Uruguay Peso)
  04-05-27                           4.25         7,898,299(j)             362,015
  06-26-37                           3.70         3,759,731(j)             155,093
                                                                   ---------------
Total                                                                      517,108
----------------------------------------------------------------------------------

FOREIGN LOCAL GOVERNMENT (0.8%)(c)
Province of Buenos Aires
  09-14-18                           9.38           100,000(d)              91,750
Russian Federation
  03-31-30                           7.50           671,625(d)             750,541
Santa Fe de Bogota
 (Colombian Peso) Sr Nts
  07-26-28                           9.75       200,000,000(d)              97,398
                                                                   ---------------
Total                                                                      939,689
----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

SOVEREIGN (12.4%)(c)
Bundesrepublik Deutschland
 (European Monetary Unit)
  01-04-10                           5.38%          345,000               $505,385
  01-04-13                           4.50           245,000                354,376
  07-04-14                           4.25           300,000                427,655
  07-04-34                           4.75           135,000                196,618
Dominican Republic
  04-20-27                           8.63           100,000(d)             112,500
Federative Republic of Brazil
  01-17-17                           6.00           800,000                810,799
  10-14-19                           8.88           270,000                336,150
  01-20-34                           8.25           100,000                125,950
  01-20-37                           7.13           150,000                167,550
Govt of Canada
 (Canadian Dollar)
  09-01-09                           4.25            75,000                 75,603
Govt of Jamaica
  03-15-39                           8.00           100,000                 99,000
Govt of New Zealand
 (New Zealand Dollar)
  07-15-09                           7.00            20,000                 15,161
Govt of Norway
 (Norwegian Krone)
  05-16-11                           6.00           127,000                 24,529
Govt of Ukraine
  06-26-12                           6.39           250,000(d)             251,478
  11-21-16                           6.58           300,000(d)             303,300
Islamic Republic of Pakistan
  06-01-17                           6.88           150,000(d)             132,000
Merrill Lynch & Co
 (Brazilian Real)
  03-08-17                          10.71           600,000                330,328
Mexican Fixed Rate Bonds
 (Mexican Peso)
  12-18-14                           9.50         2,000,000                199,287
Morgan Stanley
 (Brazilian Real) Sr Unsecured
  05-03-17                          10.09         1,200,000(d)             639,343
Peru Enhanced Pass-Thru
 Zero Coupon
  05-31-18                           3.44           300,000(d,l)           202,500
Republic of Argentina
  09-12-13                           7.00           600,000                523,500
  04-17-17                           7.00           580,000                490,100
  12-15-35                           5.00           950,000(k)             123,500

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
SOVEREIGN (CONT.)
Republic of Argentina
 (Argentine Peso)
  06-12-12                          10.50%          700,000               $183,392
Republic of Colombia
  01-27-17                           7.38           500,000                543,750
  09-18-37                           7.38           300,000                330,000
Republic of Colombia
 (Colombian Peso)
  10-22-15                          12.00       410,000,000                227,609
  06-28-27                           9.85       157,000,000                 78,858
Republic of El Salvador
  06-15-35                           7.65           290,000(d)             325,525
Republic of Indonesia
  10-12-35                           8.50           100,000(d)             118,000
  02-17-37                           6.63           400,000(d)             383,000
Republic of Indonesia
 (Indonesian Rupiah)
  07-15-22                          10.25      4,300,000,000               492,711
Republic of Panama
  01-29-26                           7.13           200,000                216,000
  09-30-27                           8.88           100,000                127,500
  04-28-34                           8.13           100,000                120,750
  01-26-36                           6.70           100,000                102,750
Republic of Peru
  05-03-16                           8.38            80,000                 93,800
  03-14-37                           6.55           300,000                309,600
Republic of Philippines
  03-17-15                           8.88           100,000                115,750
  01-15-16                           8.00           100,000                111,750
  10-07-16                           8.75           100,000(d)             116,500
  01-15-19                           9.88            70,000                 89,075
  10-21-24                           9.50           190,000                245,100
  01-14-31                           7.75           500,000                553,750
  01-15-32                           6.38           100,000                 96,000
Republic of Poland
 (Polish Zloty)
  03-24-10                           5.75            81,000                 30,937
Republic of Turkey
  03-15-15                           7.25           200,000                208,500
  09-26-16                           7.00           400,000                407,500
  04-03-18                           6.75           200,000(e)             199,426
  02-05-25                           7.38           450,000                466,313
  03-17-36                           6.88           580,000                553,175
Republic of Uruguay
  05-17-17                           9.25           100,000                118,500

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  15

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
SOVEREIGN (CONT.)
Republic of Venezuela
  10-08-14                           8.50%         $530,000               $531,325
  02-26-16                           5.75           310,000                261,950
  12-09-20                           6.00           250,000                201,250
  04-21-25                           7.65           150,000                134,250
  09-15-27                           9.25           100,000                103,500
  01-13-34                           9.38            40,000                 41,700
Republica Orient Uruguay
  03-21-36                           7.63           225,000                240,188
United Kingdom Treasury
 (British Pound)
  09-07-14                           5.00           121,000                246,736
                                                                   ---------------
Total                                                                   15,173,032
----------------------------------------------------------------------------------

SUPRANATIONAL (0.1%)
European Investment Bank
 (Japanese Yen) Sr Unsecured
  01-18-27                           2.15         7,100,000(c)              61,537
----------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (9.4%)
Federal Home Loan Bank
  12-29-08                           5.13           330,000                332,589
Federal Home Loan Mtge Corp
  03-15-31                           6.75           250,000                299,474
Federal Natl Mtge Assn
  05-18-12                           4.88         1,325,000              1,338,926
  11-15-30                           6.63         1,345,000              1,584,832
  07-15-37                           5.63           255,000                264,746
U.S. Treasury
  02-15-10                           4.75           500,000                508,516
  08-15-17                           4.75         2,015,000              2,042,077
  02-15-26                           6.00           430,000                486,975
U.S. Treasury
  08-31-09                           4.00           250,000                250,118
  08-31-12                           4.13           780,000                776,832
  09-30-12                           4.25         1,670,000(e)           1,671,434
U.S. Treasury Inflation-Indexed Bond
  01-15-14                           2.00           901,880(j)             888,908
  01-15-17                           2.38           516,460(j)             520,172
  04-15-28                           3.63           321,975(j)             392,203
                                                                   ---------------
Total                                                                   11,357,802
----------------------------------------------------------------------------------

ASSET-BACKED (1.3%)
Capital One Multi-Asset Execution Trust
 Series 2007-A7 Cl A7
  07-15-20                           5.75         1,000,000              1,003,561

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
ASSET-BACKED (CONT.)
Master Asset Backed Securities Trust
 Series 2006-HE1 Cl A2
  01-25-36                           5.27%         $150,000(i)            $149,320
Soundview Home Equity Loan Trust
 Series 2006-EQ1 Cl A2
  10-25-36                           5.24           400,000(i)             395,875
                                                                   ---------------
Total                                                                    1,548,756
----------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (3.9%)(f)
Bank of America-First Union NB Commercial Mtge
 Series 2001-3 Cl A1
  04-11-37                           4.89           711,988                710,139
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A1
  05-15-19                           5.25            65,737                 66,015
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-45T1 Cl 2A5
  02-25-37                           6.00           506,460(e)             508,376
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
  02-12-51                           5.79         1,000,000              1,009,839
JPMorgan Chase Commercial Mtge Securities
 Series 2007-LDPX Cl A3
  01-15-49                           5.42           500,000                488,789
Merrill Lynch Mtge Trust
 Series 2005-CKI1 Cl A1
  11-12-37                           5.08           487,267                487,267
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                           4.34           300,000                297,158
Morgan Stanley Capital I
 Series 2004-HQ3 Cl A1
  01-13-41                           3.10            53,840                 53,440
TIAA Retail Commercial Trust
 Series 2007-C4 Cl A3
  08-15-39                           6.10           175,000(c)             178,444
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                           5.31         1,000,000                980,397
                                                                   ---------------
Total                                                                    4,779,864
----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

MORTGAGE-BACKED (12.1%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                           5.69%         $222,845(h)            $224,253
Banc of America Funding
 Series 2007-8 Cl 1A1
  10-25-37                           6.00         1,000,000(e)             977,031
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-5 Cl 3A1
  08-25-47                           6.00           273,645(h)             268,001
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
  09-25-47                           5.63           344,637(i)             315,272
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                           5.36           143,020(h)             142,415
Federal Home Loan Mtge Corp #C02951
  07-01-37                           6.50           993,363              1,011,179
Federal Home Loan Mtge Corp #G02757
  06-01-36                           5.00           523,272                499,969
Federal Natl Mtge Assn
  10-01-37                           5.00           500,000(e)             476,875
  10-01-37                           5.50         1,500,000(e)           1,469,064
  10-01-37                           6.00           500,000(e)             500,625
  10-01-37                           7.00           500,000(e)             515,780
Federal Natl Mtge Assn #702038
  05-01-33                           5.00         1,120,937              1,073,036
Federal Natl Mtge Assn #735224
  02-01-35                           5.50         1,078,992              1,059,877
Federal Natl Mtge Assn #745392
  12-01-20                           4.50           795,609                766,800
Federal Natl Mtge Assn #770439
  04-01-34                           6.00            56,542                 56,749
Federal Natl Mtge Assn #804303
  11-01-34                           5.50         1,395,174              1,369,355
Federal Natl Mtge Assn #848482
  12-01-35                           6.00           978,159                980,456
Federal Natl Mtge Assn #915770
  03-01-37                           6.50         1,073,697              1,093,289

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
  08-25-37                           6.00%         $994,961               $981,827
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
  12-25-35                           5.50           995,734                963,792
                                                                   ---------------
Total                                                                   14,745,645
----------------------------------------------------------------------------------

AUTOMOTIVE (0.2%)
Rental Service
  12-01-14                           9.50           200,000                191,000
----------------------------------------------------------------------------------

BANKING (2.8%)
Alfa MTN Markets/ABH Financial
  06-25-12                           8.20           150,000(c,d)           138,782
Banco BMG
  01-15-16                           9.15           100,000(c,d)           106,000
Banco de Credito del Peru
 Sub Nts
  11-07-21                           6.95           200,000(c,d,i)         199,284
Banco Hipotecario
 Sr Unsecured
  04-27-16                           9.75           200,000(c,d)           191,000
BanColombia
  05-25-17                           6.88           205,000(c)             199,106
Bank of America
 Sub Nts
  03-15-17                           5.30           350,000                339,503
Citigroup
 Sub Nts
  02-15-17                           5.50           200,000(o)             196,423
ICICI Bank
  10-03-12                           6.63           250,000(c,d,e)         250,185
Kazkommerts Intl
  11-29-16                           7.50           100,000(c,d)            83,380
Kreditanstalt fuer Wiederaufbau
 (Japanese Yen)
  01-20-14                           1.35       118,000,000(c)           1,027,062
Russian Standard Finance
 Sr Unsub
  05-05-11                           8.63           100,000(c,d)            88,780
Temir Capital for JSC TemirBank
  05-21-14                           9.50           300,000(c,d)           306,154

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  17

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
BANKING (CONT.)
TuranAlem Finance
  01-22-37                           8.25%         $150,000(c,d)          $126,750
UK SPV Credit Finance for JSC Commercial Bank
 Privatbank
  02-06-12                           8.00           100,000(c,d)           101,818
                                                                   ---------------
Total                                                                    3,354,227
----------------------------------------------------------------------------------

BROKERAGE (0.6%)
Lehman Brothers Holdings
 Sr Nts
  07-19-12                           6.00           680,000                690,541
----------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.5%)
Jarden
  05-01-17                           7.50           350,000                340,813
Vitro
 Sr Unsub
  02-01-17                           9.13           300,000(c)             294,750
                                                                   ---------------
Total                                                                      635,563
----------------------------------------------------------------------------------

ELECTRIC (1.2%)
Aes Dominicana Energia Finance
  12-13-15                          11.00           200,000(c,d)           204,500
ISA Capital do Brasil
  01-30-17                           8.80           100,000(c,d)           104,750
Majapahit Holding
  10-17-16                           7.75           200,000(c,d)           202,500
  06-28-17                           7.25           100,000(c,d)            99,443
Natl Power
  11-02-16                           6.88           300,000(c,d,o)         298,905
NRG Energy
  01-15-17                           7.38           300,000                300,000
Sierra Pacific Power
 Series M
  05-15-16                           6.00           220,000                215,230
                                                                   ---------------
Total                                                                    1,425,328
----------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.6%)
Bertin Ltda
 Sr Unsub
  10-05-16                          10.25           320,000(c,d)           342,400
JBS
  02-07-11                           9.38           200,000(c)             205,500
Marfrig Overseas
  11-16-16                           9.63           120,000(c,d)           123,900

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
FOOD AND BEVERAGE (CONT.)
MHP
  11-30-11                          10.25%         $100,000(c,d)           $99,375
                                                                   ---------------
Total                                                                      771,175
----------------------------------------------------------------------------------

GAMING (0.4%)
Fontainebleau Las Vegas Holdings LLC/Capital
 2nd Mtge
  06-15-15                          10.25           150,000(d)             140,625
MGM Mirage
  06-01-16                           7.50           300,000                298,125
                                                                   ---------------
Total                                                                      438,750
----------------------------------------------------------------------------------

GAS PIPELINES (0.5%)
Colorado Interstate Gas
 Sr Nts
  11-15-15                           6.80           370,000                383,029
TGI Intl
  10-03-17                           9.50           200,000(c,d,e)         201,000
                                                                   ---------------
Total                                                                      584,029
----------------------------------------------------------------------------------

HEALTH CARE (0.7%)
Community Health Systems
 Sr Nts
  07-15-15                           8.88           350,000(d)             359,625
HCA
 Sr Unsecured
  02-15-16                           6.50           300,000                255,750
Select Medical
 Sr Unsecured
  09-15-15                          11.26           300,000(i)             271,500
                                                                   ---------------
Total                                                                      886,875
----------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.3%)
Chaparral Energy
 Sr Nts
  02-01-17                           8.88           300,000(d)             282,000
TNK-BP Finance
  07-18-16                           7.50           100,000(c,d)            99,170
                                                                   ---------------
Total                                                                      381,170
----------------------------------------------------------------------------------

MEDIA CABLE (0.9%)
Charter Communications Operating LLC/Capital
 Sr Nts
  04-30-14                           8.38           300,000(d)             301,500
Comcast
  03-15-37                           6.45           305,000                301,105

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MEDIA CABLE (CONT.)
EchoStar DBS
  02-01-16                           7.13%         $300,000               $308,250
Univision Communications
 Sr Nts Pay-in-kind
  03-15-15                           9.75           150,000(d,g)           147,375
                                                                   ---------------
Total                                                                    1,058,230
----------------------------------------------------------------------------------

MEDIA NON CABLE (1.1%)
British Sky Broadcasting Group
  02-23-09                           6.88           300,000(c)             306,990
Liberty Media LLC
 Sr Unsecured
  02-01-30                           8.25           230,000                225,400
News America
  12-15-35                           6.40           265,000                255,926
RH Donnelley
 Sr Unsecured
  01-15-13                           6.88           300,000                283,500
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                           6.13           300,000                297,770
                                                                   ---------------
Total                                                                    1,369,586
----------------------------------------------------------------------------------

OIL FIELD SERVICES (0.6%)
Gaz Capital for Gazprom
 Sr Nts
  11-22-16                           6.21           300,000(c,d)           295,500
Gaz Capital for Gazprom
 Sr Unsecured
  03-07-22                           6.51           300,000(c,d)           296,970
Gazstream
  07-22-13                           5.63            79,290(c,d)            78,751
                                                                   ---------------
Total                                                                      671,221
----------------------------------------------------------------------------------

PAPER (0.2%)
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                           8.00           300,000                294,750
----------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.1%)
Leucadia Natl
 Sr Unsecured
  09-15-15                           8.13            95,000                 95,531
----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

RAILROADS (0.3%)
Burlington Northern Sante Fe
  01-15-15                           4.88%         $100,000                $94,942
CSX
  11-01-09                           4.88           300,000                297,669
                                                                   ---------------
Total                                                                      392,611
----------------------------------------------------------------------------------

REITS (0.1%)
ERP Operating LP
  06-15-17                           5.75            80,000                 76,500
----------------------------------------------------------------------------------

RETAILERS (0.6%)
Controladora Comerical Mexicana
 (Mexican Peso)
  03-30-27                           8.70         3,100,000(c,d)           280,583
Home Depot
 Sr Unsecured
  12-16-36                           5.88           300,000(o)             256,248
Kohl's
 Sr Unsecured
  12-15-17                           6.25           180,000                179,812
                                                                   ---------------
Total                                                                      716,643
----------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.1%)
FedEx
  04-01-09                           3.50           170,000(o)             165,777
----------------------------------------------------------------------------------

WIRELESS (0.3%)
Centennial Communications
 Sr Nts
  01-01-13                          10.00           300,000                317,250
----------------------------------------------------------------------------------

WIRELINES (2.4%)
AT&T
  03-15-11                           6.25             5,000                  5,145
GCI
 Sr Unsecured
  02-15-14                           7.25           300,000                277,500
Telecom Italia Capital
  11-15-13                           5.25           360,000(c)             349,379
Telefonica Europe
  09-15-10                           7.75           390,000(c)             416,442
TELUS
  06-01-11                           8.00           880,000(c)             952,352
Verizon New York
 Series A
  04-01-12                           6.88           603,000                635,203

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  19

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
WIRELINES (CONT.)
Windstream
  03-15-19                           7.00%         $300,000               $292,500
                                                                   ---------------
Total                                                                    2,928,521
----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $68,117,074)                                                    $68,257,550
----------------------------------------------------------------------------------

SENIOR LOANS (26.2%)(m)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)

AUTOMOTIVE (1.0%)
Delphi
 Tranche B
 Debtor in Possession Term Loan
  12-31-07                             7.63%       $221,393(q)            $220,010
Exide Tech
 Term Loan
  05-15-12                             8.61          33,746                 33,071
Exide Tech
 Tranche B Term Loan
  05-15-12                             8.61          16,129                 15,806
Federal Mogul
 Tranche B
 Debtor in Possession Term Loan
  12-31-07                             6.89          75,000(q)              74,625
Goodyear Engineered Product
 Delayed Draw Term Loan
  TBD                                   TBD           6,250(e,n,r)           6,078
Goodyear Engineered Product
 Term Loan
  07-13-14                             7.86          43,750                 42,547
Mark IV
 1st Lien Term Loan
  06-21-11                        7.82-7.89         500,000                480,625
Oshkosh Truck
 Tranche B Term Loan
  12-06-13                        7.45-7.55         362,843                357,401
                                                                   ---------------
Total                                                                    1,230,163
----------------------------------------------------------------------------------

CHEMICALS (1.9%)
Celanese
 Credit Linked Deposit
  03-30-14                             5.67         125,455                122,005

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
CHEMICALS (CONT.)
Hexion Specialty Chemical
 Tranche C5 Term Loan
  05-05-13                             7.63%       $100,000                $99,000
Invista Canada
 Tranche B2 Term Loan
  04-29-11                             6.70          87,947                 85,858
Invista SARL
 Tranche B1 Term Loan
  04-29-11                             6.70         165,915                161,974
ISP Chemical
 Tranche B Term Loan
  06-01-14                        7.13-7.31          25,000                 24,088
Nalco Chemical
 Tranche B Term Loan
  11-01-10                        7.11-7.57         846,628                839,805
Rockwood Specialties
 Tranche E Term Loan
  12-13-13                             6.86         621,558                603,688
Solutia
 Tranche B
 Debtor in Possession Term Loan
  03-31-08                             8.36         335,414(q)             334,575
                                                                   ---------------
Total                                                                    2,270,993
----------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.7%)
Flowserve
 Term Loan
  TBD                                   TBD         630,367(e,r)           620,123
Xerium Technologies
 Tranche B Term Loan
  TBD                                   TBD         269,218(e,r)           254,074
                                                                   ---------------
Total                                                                      874,197
----------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.3%)
Amscan
 Term Loan
  TBD                                   TBD         165,000(e,r)           156,750
Fender Musical Instruments
 Delayed Draw Term Loan
  TBD                                   TBD          16,667(e,n,r)          15,703
Fender Musical Instruments
 Term Loan
  06-09-14                             7.65          33,333                 32,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
CONSUMER PRODUCTS (CONT.)
Jarden
Tranche B1 Term Loan
  01-24-12                             6.95%       $123,936               $120,466
                                                                   ---------------
Total                                                                      324,919
----------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.5%)
Coinmach
 Tranche B1 Term Loan
  12-19-12                        7.88-8.31          29,788                 29,639
Foamex LP
 Tranche B Term Loan
  02-12-13                        7.39-8.05         300,000                280,251
Johnson Diversey
 Delayed Draw Term Loan
  TBD                                   TBD          55,840(e,r)            54,932
Johnson Diversey
 Term Loan
  TBD                                   TBD         170,665(e,r)           167,359
Maxim Crane Works LP
 Term Loan
  06-29-14                        7.36-7.51          25,000                 23,500
New Customer Service
 Term Loan
  05-22-14                        7.86-8.22          49,098                 46,091
                                                                   ---------------
Total                                                                      601,772
----------------------------------------------------------------------------------

ELECTRIC (1.9%)
ANP Funding I LLC
 2nd Lien Term Loan
  07-29-10                             8.86         416,721                416,721
Bicent Power
 Term Loan
  06-30-14                             7.36          25,000                 24,438
Covanta Energy
 Letter of Credit
  02-09-14                             5.10         164,948                159,175
Covanta Energy
 Tranche B Term Loan
  02-09-14                        6.88-7.06         334,214                322,516
La Paloma Generating LLC
 2nd Lien Term Loan
  08-16-13                             8.86         500,000                480,000
LaPaloma Generating LLC
 Term Loan
  08-16-12                        7.11-7.32         300,000                288,750

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
ELECTRIC (CONT.)
LS Power
 2nd Lien Term Loan
  11-01-14                        8.94-9.11%       $499,938               $484,315
NRG Energy
 Letter of Credit
  02-01-13                             7.11          29,284                 28,686
NRG Energy
 Term Loan
  02-01-13                             7.11          70,539                 69,099
  TBD                                   TBD          25,000(e,n,r)          24,422
Reliant Energy
 Letter of Credit
  06-30-14                             5.59          50,000                 48,125
                                                                   ---------------
Total                                                                    2,346,247
----------------------------------------------------------------------------------

ENTERTAINMENT (1.9%)
AMC Entertainment
 Tranche B Term Loan
  01-26-13                             7.32         237,450                231,117
  TBD                                   TBD         300,000(e,r)           291,999
Cinemark USA
 Tranche B Term Loan
  10-05-13                        7.25-7.56         635,618                617,745
Hit Entertainment
 Tranche B Term Loan
  03-20-12                             7.34         340,916                328,984
Regal Cinemas
 Tranche B Term Loan
  10-27-13                             6.86         700,480                679,907
Six Flags Premier Parks
 Tranche B Term Loan
  04-30-15                             7.75         100,000                 95,575
                                                                   ---------------
Total                                                                    2,245,327
----------------------------------------------------------------------------------

ENVIRONMENTAL (0.1%)
Allied Waste North America
 Credit Linked Deposit
  03-28-14                             5.32          25,000                 24,610
Allied Waste North America
 Tranche B Term Loan
  03-28-14                        6.65-6.89          40,801                 40,138
                                                                   ---------------
Total                                                                       64,748
----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  21

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)

FOOD AND BEVERAGE (0.1%)
Dean Foods
 Tranche B Term Loan
  04-02-14                             6.70%        $95,750                $93,343
----------------------------------------------------------------------------------

GAMING (1.1%)
BLB Wembly
 Term Loan
  07-18-11                        7.63-8.08         263,366                250,197
Cannery Casino Resorts
 2nd Lien Term Loan
  05-18-14                             9.76          25,000                 23,625
Cannery Casino Resorts
 Delayed Draw Term Loan
  05-18-13                             7.97           1,969                  1,861
  TBD                                   TBD          20,472(e,n,r)          19,346
Cannery Casino Resorts
 Term Loan
  05-18-13                             7.76          27,559                 26,043
CCM Merger
 Tranche B Term Loan
  04-25-12                        7.20-7.72         335,403                324,921
Fontainebleau Las Vegas
 Term Loan
  06-05-14                             8.95          50,000                 47,625
  TBD                                   TBD          25,000(e,n,r)          23,750
Golden Nugget
 2nd Lien Term Loan
  06-22-14                             9.01          50,000                 46,875
Golden Nugget
 Delayed Draw Term Loan
  TBD                                   TBD          36,364(e,n,r)          35,273
Golden Nugget
 Term Loan
  06-22-14                        7.13-7.76          63,636                 61,807
Green Valley Ranch Gaming
 2nd Lien Term Loan
  08-16-14                             8.79         300,000                284,250
Isle of Capri Casinos
 Delayed Draw Term Loan
  01-18-15                             6.89          11,765                 11,287
Isle of Capri Casinos
 Term Loan
  11-25-13                             6.89          29,338                 28,128
Isle of Capri Casinos
 Tranche A Delayed Draw Term Loan
  TBD                                   TBD           7,059(e,n,r)           6,772

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
GAMING (CONT.)
Venetian Casino Resort
 Delayed Draw Term Loan
  TBD                                   TBD         $20,000(e,n,r)         $19,400
Venetian Casino Resort
 Term Loan
  05-18-14                             6.95%         79,800                 77,406
                                                                   ---------------
Total                                                                    1,288,566
----------------------------------------------------------------------------------

GAS PIPELINES (0.5%)
El Paso
 Letter of Credit
  07-11-11                             5.22         500,000                492,815
Kinder Morgan
 Tranche B Term Loan
  05-30-14                        7.07-7.23          96,970                 95,006
                                                                   ---------------
Total                                                                      587,821
----------------------------------------------------------------------------------

HEALTH CARE (1.9%)
Biomet
 Term Loan
  07-12-14                             8.20          50,000                 49,391
DJ Orthopedics
 Tranche B Term Loan
  04-07-13                        6.69-7.31         423,588                418,293
HCA
 Tranche B Term Loan
  01-21-13                             7.61         159,200                155,780
inVentiv Health
 Delayed Draw Term Loan
  TBD                                   TBD           1,429(e,n,r)           1,379
inVentiv Health
 Term Loan
  07-12-14                             7.11          23,571                 22,746
Inverness Medical
 2nd Lien Term Loan
  06-26-15                             9.59         500,000                497,500
Inverness Medical
 Term Loan
  06-26-14                             7.34          50,000                 48,625
Matria Healthcare
 Tranche B Term Loan
  01-19-12                        7.19-7.50         368,647                359,431
Royalty Pharma Finance Trust
 Term Loan
  04-16-13                             6.84          49,875                 49,408

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
HEALTH CARE (CONT.)
Surgical Care
Tranche B Term Loan
  12-27-13                             7.45%        $25,000                $23,500
Vanguard Health Systems
 Term Loan
  09-23-11                             7.45         756,713                731,650
                                                                   ---------------
Total                                                                    2,357,703
----------------------------------------------------------------------------------

LIFE INSURANCE (0.3%)
Asurion
 Term Loan
  07-03-14                             8.36         100,000                 97,250
Conseco
 Tranche B Term Loan
  10-10-13                        7.13-7.51         291,038                273,575
                                                                   ---------------
Total                                                                      370,825
----------------------------------------------------------------------------------

MEDIA CABLE (2.2%)
CSC Holdings
 Term Loan
  03-29-13                             7.57         374,255                368,693
Discovery Communications
 Term Loan
  TBD                                   TBD         500,000(e,r)           489,375
MCC Iowa LLC
 Tranche D2 Delayed Draw Term Loan
  01-31-15                             7.32         365,988                352,568
NTL Telewest
 Tranche B4 Term Loan
  TBD                                   TBD         500,000(c,e,r)         481,875
Quebecor Media
 Tranche B Term Loan
  01-17-13                             7.36         248,737(c)             241,275
Univision
 Delayed Draw Term Loan
  TBD                                   TBD          48,322(e,n,r)          45,987
Univision
 Term Loan
  09-23-14                             7.61         751,678                710,335
                                                                   ---------------
Total                                                                    2,690,108
----------------------------------------------------------------------------------

MEDIA NON CABLE (3.9%)
Advanstar
 2nd Lien Term Loan
  12-01-14                            10.20          25,000                 24,000

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
MEDIA NON CABLE (CONT.)
Advanstar
 Term Loan
  05-31-14                             7.45%        $74,813                $69,950
CanWest Media
 Term Loan
  07-10-12                             7.54          49,875(c)              48,878
Citadel Communications
 Tranche B Term Loan
  06-12-14                        6.76-6.83          50,000                 47,750
Cumulus
 Tranche B Term Loan
  06-11-14                        6.88-7.55         447,413                435,668
CW Media Holdings
 Tranche B Term Loan
  TBD                                   TBD         200,000(e,r)           198,500
Emmis Operating
 Tranche B Term Loan
  11-01-13                             7.36         436,050                426,919
Gate House Media
 Term Loan
  08-28-14                             7.72         700,000                642,250
Gray Television
 Term Loan
  12-31-14                             6.86         369,477                354,697
Intelsat
 Term Loan
  02-01-14                             7.86         500,000(c)             492,915
Lodgenet Entertainment
 Tranche B Term Loan
  04-04-14                             7.20         299,250                291,769
Nielsen Finance VNU
 Tranche B Term Loan
  08-09-13                             7.36         148,875                144,185
PanAmSat
 Tranche B2 Term Loan
  02-06-14                             7.36         498,744                492,634
Penton Media
 2nd Lien Term Loan
  02-01-14                            10.36          75,000                 70,313
Penton Media
 Tranche B Term Loan
  02-01-13                        7.45-7.61         500,000                473,750
Spanish Broadcasting System
 Tranche B Term Loan
  06-10-12                             6.95         379,695                362,134

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  23

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
MEDIA NON CABLE (CONT.)
Tribune Company
Term Loan
  05-30-14                             8.36%       $100,000                $90,750
Tribune Company
 Tranche X Term Loan
  05-30-09                             7.86          46,667                 46,127
Zuffa
 Term Loan
  06-19-15                             7.56          24,938                 23,005
                                                                   ---------------
Total                                                                    4,736,194
----------------------------------------------------------------------------------

METALS (0.4%)
Aleris Intl
 Term Loan
  12-19-13                        7.56-8.75         262,466                250,328
Algoma Steel
 Term Loan
  06-28-13                             8.09          24,938                 24,127
Edgen Murray
 1st Lien Term Loan
  05-11-14                        8.09-8.13          24,875                 23,631
Edgen Murray
 1st Lien Term Loan
  05-11-14                             8.13          25,000                 24,375
Edgen Murray
 2nd Lien Term Loan
  05-11-15                            11.63          25,000                 24,250
Mueller Group
 Term Loan
  05-23-14                        6.88-7.32          23,417                 22,851
Noranda Aluminum
 Term Loan
  05-18-14                             7.51          21,250                 20,559
Novelis Canada
 Term Loan
  07-10-14                             7.20          15,625(c)              15,156
Novelis
 Term Loan
  07-10-14                             7.20          34,375(c)              33,344
                                                                   ---------------
Total                                                                      438,621
----------------------------------------------------------------------------------

PACKAGING (0.8%)
Bluegrass Container
 1st Lien Term Loan
  06-30-13                        7.45-7.92         251,436                249,394

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
PACKAGING (CONT.)
Bluegrass Container
 Term Loan
  06-30-13                        7.45-7.92%        $75,233                $74,622
BWAY
 Term Loan
  07-17-13                             7.19         178,265                175,591
Solo Cup
 Tranche B1 Term Loan
  02-27-11                        8.86-9.01         471,427                467,500
                                                                   ---------------
Total                                                                      967,107
----------------------------------------------------------------------------------

PAPER (0.6%)
Appleton Papers
 Term Loan
  06-05-14                        6.95-7.11          49,875                 47,568
Boise Cascade LLC
 Delayed Draw Term Loan
  05-03-14                             6.72         137,233                135,775
Boise Cascade LLC
 Tranche E Term Loan
  05-03-14                        6.66-6.72         609,703                603,229
                                                                   ---------------
Total                                                                      786,572
----------------------------------------------------------------------------------

PROPERTY & CASUALTY (--%)
Hub Intl
 Delayed Draw Term Loan
  06-13-14                             8.01               4                      4
Hub Intl
 Tranche B Term Loan
  06-13-14                             8.16              51                     49
                                                                   ---------------
Total                                                                           53
----------------------------------------------------------------------------------

REFINING (0.4%)
Western Refining
 Term Loan
  05-30-14                             7.42         464,295                453,839
----------------------------------------------------------------------------------

REITS (0.3%)
Capital Automotive
 Term Loan
  12-16-10                             7.42         367,989                361,137
----------------------------------------------------------------------------------

RESTAURANTS (0.9%)
Buffets
 Letter of Credit
  11-01-11                             8.11         467,094                432,062

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
RESTAURANTS (CONT.)
Cracker Barrel
Tranche B Term Loan
  04-27-13                             6.86%       $448,465               $436,505
El Pollo Loco
 Tranche B Term Loan
  11-18-11                             7.70         183,819                179,683
                                                                   ---------------
Total                                                                    1,048,250
----------------------------------------------------------------------------------

RETAILERS (2.1%)
Buhrmann
 Tranche D1 Term Loan
  12-31-10                        7.58-7.72         498,714                485,623
  TBD                                   TBD         248,715(e,r)           242,185
Center Cut Hospitality
 Term Loan
  07-06-14                             8.00          25,000                 24,500
Gregg Appliances
 Term Loan
  07-25-13                        7.61-9.00          25,000                 24,000
Jetro Holdings
 Term Loan
  07-12-14                             8.17          48,438                 47,469
Michaels Stores
 Term Loan
  10-31-13                        7.63-8.13         623,430                603,754
Neiman Marcus
 Tranche B Term Loan
  04-06-13                             7.45          82,279                 81,010
Pantry
 Delayed Draw Term Loan
  TBD                                   TBD           5,556(e,n,r)           5,278
Pantry
 Term Loan
  05-15-14                             6.88          19,396                 18,426
Rite Aid
 Tranche B Term Loan
  06-04-14                        6.89-7.55         100,000                 97,688
Sally Holdings
 Tranche B Term Loan
  11-16-12                        8.00-8.01         453,422                442,993
Smart & Final
 Delayed Draw Term Loan
  05-31-14                             8.20          24,925                 23,928

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
RETAILERS (CONT.)
Smart & Final
 Term Loan
  05-31-14                             8.54%        $36,920                $35,443
Sport Authority
 Term Loan
  05-03-13                             7.45         458,838                433,745
                                                                   ---------------
Total                                                                    2,566,042
----------------------------------------------------------------------------------

TECHNOLOGY (0.3%)
BearingPoint
 Letter of Credit
  05-18-12                             9.07          50,000                 47,750
BearingPoint
 Term Loan
  05-18-12                             8.88          49,750                 47,511
Freescale Semiconductor
 Term Loan
  12-01-13                             7.33         298,496                285,112
Verint Systems
 Term Loan
  05-25-14                             8.11          23,462                 22,816
                                                                   ---------------
Total                                                                      403,189
----------------------------------------------------------------------------------

TEXTILE (0.2%)
Hanesbrands
 Tranche B Term Loan
  09-05-13                        6.88-7.26         286,684                281,882
----------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.3%)
Hertz
 Letter of Credit
  12-21-12                             5.24         110,430                108,497
Hertz
 Tranche B Term Loan
  12-21-12                        7.55-7.56         249,834                245,392
                                                                   ---------------
Total                                                                      353,889
----------------------------------------------------------------------------------

WIRELESS (0.6%)
Cellular South
 Delayed Draw Term Loan
  TBD                                   TBD          87,500(e,n,r)          85,422
Cellular South
 Tranche B Term Loan
  12-21-12                        7.11-8.50         262,500                256,266

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  25

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
WIRELESS (CONT.)
Centennial Communication
Term Loan
  02-04-11                        7.20-7.54%       $362,697               $356,237
Hawaiian Telecom
 Tranche C Term Loan
  06-01-14                             7.45          49,875                 48,301
                                                                   ---------------
Total                                                                      746,226
----------------------------------------------------------------------------------

WIRELINES (1.0%)
Alaska Communications System
 Term Loan
  02-01-12                             6.95         400,000                390,000
Cincinnati Bell
 Tranche B Term Loan
  08-31-12                        6.67-7.23         365,421                357,886
Fairpoint Communications
 Tranche B Term Loan
  02-08-12                             7.00         305,000                299,028
Time Warner Telecom
 Tranche B Term Loan
  01-07-13                             7.36         227,553                223,571
                                                                   ---------------
Total                                                                    1,270,485
----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $32,438,675)                                                    $31,760,218
----------------------------------------------------------------------------------

MONEY MARKET FUND (19.0%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 23,079,049(p)          $23,079,049
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $23,079,049)                                                     $23,079,049
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $132,359,423)(s)                                                $131,925,838
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2007, the value of foreign securities represented 23.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2007, the value of these securities amounted to $9,391,715 or 7.7% of net assets.

(e) At Sept. 30, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $10,026,503.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation.

--------------------------------------------------------------------------------

 26 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

     Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2007.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2007.

(j) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(k) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the GDP level of the previous year. To the extent that the previous year's GDP exceeds the 'base case GDP' an interest payment is made equal to
     0.012225 of the difference.

(l) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(m) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(n) At Sept. 30, 2007, the Fund had unfunded senior loan commitments pursuant to the term of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                    UNFUNDED
BORROWER                                                           COMMITMENT
-----------------------------------------------------------------------------
Cannery Casino Resorts                                               $20,472
Cellular South                                                        85,649
Fender Musical Instruments                                            16,667
Fontainebleau Las Vegas                                               24,938
Golden Nugget                                                         36,364
Goodyear Engineered Product                                            6,219
inVentiv Health                                                        1,429
Isle of Capri Casinos                                                  7,059
NRG Energy                                                            25,000
Pantry                                                                 5,556
Univision                                                             48,273
Venetian Casino Resort                                                20,000
-----------------------------------------------------------------------------
Total                                                               $297,626
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  27

(o) Partially pledged as initial margin deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                                NOTIONAL AMOUNT
-------------------------------------------------------------------------------
PURCHASE CONTRACTS
U.S. Treasury Note, Dec. 2007, 2-year                             $1,400,000
SALE CONTRACTS
U.S. Long Bond, Dec. 2007, 20-year                                   800,000
U.S. Treasury Note, Dec. 2007, 5-year                              2,800,000
U.S. Treasury Note, Dec. 2007, 10-year                             9,400,000

(p)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(q) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code.

(r) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(s) At Sept. 30, 2007, the cost of securities for federal income tax purposes was $132,475,941 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                             $1,134,826
Unrealized depreciation                                             (1,684,929)
------------------------------------------------------------------------------
Net unrealized depreciation                                          $(550,103)
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 28 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPT. 30, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $109,280,374)          $108,846,789
   Affiliated money market fund (identified cost
   $23,079,049) (Note 6)                                          23,079,049
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $132,359,423)                                                 131,925,838
Cash                                                                   5,594
Foreign currency holdings (identified cost $926) (Note 1)                933
Capital shares receivable                                          1,102,185
Dividends and accrued interest receivable                          1,119,238
Receivable for investment securities sold                          2,904,579
Variation margin receivable                                            8,484
----------------------------------------------------------------------------
Total assets                                                     137,066,851
----------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                     61,438
Capital shares payable                                                30,806
Payable for investment securities purchased                        5,640,884
Payable for securities purchased on a forward-commitment
   basis (Note 1)                                                 10,026,503
Accrued investment management services fee                             1,809
Accrued distribution fee                                              42,956
Accrued transfer agency fee                                               30
Accrued administrative services fee                                      230
Other accrued expenses                                                65,702
----------------------------------------------------------------------------
Total liabilities                                                 15,870,358
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $121,196,493
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    123,137
Additional paid-in capital                                       121,579,221
Undistributed net investment income                                   59,990
Accumulated net realized gain (loss)                                (152,247)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                              (413,608)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $121,196,493
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                           $111,724,275
                                             Class B                           $  7,178,608
                                             Class C                           $  2,293,610
Net asset value per share of outstanding     Class A
   capital stock:                            shares(1)           11,351,342    $       9.84
                                             Class B shares         729,232    $       9.84
                                             Class C shares         233,160    $       9.84
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $10.33. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  29

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MAY 17, 2007* TO SEPT. 30, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $   36,659
Interest                                                         1,483,705
Income distributions from affiliated money market fund (Note
   6)                                                              422,898
   Less foreign taxes withheld                                     (14,269)
--------------------------------------------------------------------------
Total income                                                     1,928,993
--------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 168,875
Distribution fee
   Class A                                                          72,743
   Class B                                                          12,441
   Class C                                                           3,633
Transfer agency fee
   Class A                                                          11,295
   Class B                                                             658
   Class C                                                             184
Administrative services fee                                         21,493
Compensation of board members                                          665
Custodian fees                                                      31,745
Printing and postage                                                 8,040
Registration fees                                                   30,339
Professional fees                                                   37,228
Other                                                                2,319
--------------------------------------------------------------------------
Total expenses                                                     401,658
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                      (33,280)
--------------------------------------------------------------------------
                                                                   368,378
   Earnings and bank fee credits on cash balances (Note 2)            (400)
--------------------------------------------------------------------------
Total net expenses                                                 367,978
--------------------------------------------------------------------------
Investment income (loss) -- net                                  1,561,015
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                  (48,076)
   Foreign currency transactions                                    (8,845)
   Futures contracts                                              (105,677)
--------------------------------------------------------------------------
Net realized gain (loss) on investments                           (162,598)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                          (323,111)
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies             (485,709)
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $1,075,306
==========================================================================

*    When shares became publicly available.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 30 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FROM MAY 17, 2007* TO SEPT. 30, 2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                 $  1,561,015
Net realized gain (loss) on investments                             (162,598)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                            (323,111)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                      1,075,306
----------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                     (1,492,545)
      Class B                                                        (53,810)
      Class C                                                        (15,080)
----------------------------------------------------------------------------
Total distributions                                               (1,561,435)
----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                        64,012,571
   Class B shares                                                  7,855,250
   Class C shares                                                  2,340,748
Reinvestment of distributions at net asset value
   Class A shares                                                    494,993
   Class B shares                                                     47,707
   Class C shares                                                     11,958
Payments for redemptions
   Class A shares                                                 (2,181,462)
   Class B shares (Note 2)                                          (765,163)
   Class C shares (Note 2)                                           (79,569)
----------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                   71,737,033
----------------------------------------------------------------------------
Total increase (decrease) in net assets                           71,250,904
Net assets at beginning of period                                 49,945,589**
----------------------------------------------------------------------------
Net assets at end of period                                     $121,196,493
============================================================================
Undistributed net investment income                             $     59,990
----------------------------------------------------------------------------

  * When shares became publicly available.
 ** Initial capital of $50,000,000 was contributed on May 10, 2007. The Fund had a decrease in net assets resulting from operations of $54,411 during the period from May 10, 2007 to May 17, 2007 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Strategic Income Allocation Fund (the Fund) is a series of RiverSource Strategic Allocation Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategic Allocation Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund's invests primarily in high yield bonds, emerging markets bonds, bank loans, government and corporate bonds, mortgage- and asset-backed securities, Treasury inflation protected securities, international bonds and cash or cash equivalents. A smaller portion of the Fund may be allocated to real estate investment trusts and U.S. and international equity securities. On May 10, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager), invested $50,000,000 in the Fund (4,998,000 shares for Class A, 1,000 shares for Class B and 1,000 shares for Class C), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on May 17, 2007.

The Fund offers Class A, Class B and Class C shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

At Sept. 30, 2007, Ameriprise Financial owned approximately 41% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

 32 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the Fund, will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2007, the Fund has entered into outstanding when-issued securities of $5,733,185 and other forward-commitments of $4,293,318.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the "Investments in

--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT 33 securities." At Sept. 30, 2007, the Fund has entered into unfunded loan commitments of $297,626.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the period ended Sept. 30, 2007, the fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an

--------------------------------------------------------------------------------

 34 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2007, foreign currency holdings were entirely comprised of Canadian dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At Sept. 30, 2007, the fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of

--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT 35 its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $24,324 and accumulated net realized loss has been decreased by $10,351 resulting in a net reclassification adjustment to decrease paid-in capital by $34,675.

The tax character of distributions paid for the period indicated is as follows:

FOR THE PERIOD FROM MAY 17, 2007* TO SEPT. 30, 2007
--------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.......................................    $1,492,545
      Long-term capital gain................................            --
CLASS B
Distributions paid from:
      Ordinary income.......................................        53,810
      Long-term capital gain................................            --
CLASS C
Distributions paid from:
      Ordinary income.......................................        15,080
      Long-term capital gain................................            --

* When shares became publicly available.

At Sept. 30, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...............................    $ 122,930
Undistributed accumulated long-term gain....................    $      --
Accumulated realized loss...................................    $ (27,193)
Unrealized appreciation (depreciation)......................    $(540,164)

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out

--------------------------------------------------------------------------------

 36 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 in its semiannual report for the period ending March 31, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.55% to 0.475% annually as the Fund's assets increase. The management fee for the period ended Sept. 30, 2007, was 0.55% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's

--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT 37 assets increase. The fee for the period ended Sept. 30, 2007, was 0.07% of the Fund's average daily net assets.

Other expenses in the amount of $1,011 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. As of Oct. 1, 2007, RiverSource Distributors serves as the sole principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Sales charges received by the Distributor for distributing Fund shares were $265,915 for Class A, $1,209 for Class B and $195 for Class C for the period ended Sept. 30, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it

--------------------------------------------------------------------------------

 38 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the period ended Sept. 30, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 1.16% for Class A, 1.92% for Class B and 1.92% for Class C. Of these waived fees and expenses, the transfer agency fees waived at the class level were $11,295, $534 and $148 for Class A, Class B and Class C, respectively, and the management fees waived at the Fund level were $21,303. Under an agreement, which was effective until Sept. 30, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fee and expenses of acquired funds) would not exceed 1.16% for Class A, 1.92% for Class B and 1.92% for Class C of the Fund's average daily net assets. Effective Oct. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.16% for Class A, 1.92% for Class B and 1.91% for Class C of the Fund's average daily net assets, until Sept. 30, 2008, unless sooner terminated at the discretion of the Board.

During the period ended Sept. 30, 2007, the Fund's transfer agency fees were reduced by $400 as a result of earnings credits from overnight cash balances.

The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $130,461,613 and $54,370,968, respectively, for the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  39

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from May 17, 2007* to Sept. 30, 2007, are as follows:

                                             ISSUED FOR
                                             REINVESTED                          NET
                                 SOLD       DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
--------------------------------------------------------------------------------------------
Class A                        6,525,987       50,596        (223,241)        6,353,342
Class B                          801,332        4,874        (77,974)           728,232
Class C                          239,070        1,223         (8,133)           232,160
--------------------------------------------------------------------------------------------

* When shares became publicly available.

5. INTEREST RATE FUTURES CONTRACTS

At Sept. 30, 2007, investments in securities included securities valued at $210,098 that were pledged as collateral to cover initial margin deposits on 7 open purchase contracts and 130 open sale contracts. The notional market value of the open purchase contracts at Sept. 30, 2007 was $1,449,328 with a net unrealized gain of $8,948. The notional market value of the open sales contracts at Sept. 30, 2007 was $14,160,063 with a net unrealized gain of $7,120. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $57,931,379 and $74,077,855, respectively, for the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the

--------------------------------------------------------------------------------

 40 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the period ended Sept. 30, 2007.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $27,193 at Sept. 30, 2007, that if not offset by capital gains will expire in 2015. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  41

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 42 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,           2007(B)
Net asset value, beginning of period      $9.99
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .18
Net gains (losses) (both realized and
 unrealized)                               (.15)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .03
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.18)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.84
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $112
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.16%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.12%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     70%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .40%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.27% for the period ended Sept. 30, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  43

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period      $9.99
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .16
Net gains (losses) (both realized and
 unrealized)                               (.15)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .01
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.84
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $7
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.92%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.42%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     70%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .13%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 2.09% for the period ended Sept. 30, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED SEPT. 30,          2007(B)
Net asset value, beginning of period      $9.99
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)             .15
Net gains (losses) (both realized and
 unrealized)                               (.15)
-----------------------------------------------------------------------------------------------------------
Total from investment operations             --
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.15)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.84
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $2
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.92%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.21%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     70%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .10%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.06% for the period ended Sept. 30, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, in securities of RiverSource Strategic Income Allocation Fund (the Fund) (one of the portfolios constituting the RiverSource Strategic Allocation Series, Inc.) as of September 30, 2007, and the related statements of operations, changes in net assets, and financial highlights for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Strategic Income Allocation Fund of the RiverSource Strategic Allocation Series, Inc. at September 30, 2007, the results of its operations, changes in its net assets and the financial highlights for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007, in conformity with U.S. generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 15, 2007

--------------------------------------------------------------------------------

 46 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal period ended Sept. 30, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           4.92%
      Dividends Received Deduction for corporations.........           4.92%

PAYABLE DATE                                                       PER SHARE
May 25, 2007................................................        $0.01581
June 25, 2007...............................................        $0.04358
July 25, 2007...............................................        $0.04095
Aug. 24, 2007...............................................        $0.04110
Sept. 24, 2007..............................................        $0.04110
Total distributions.........................................        $0.18254

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           4.92%
      Dividends Received Deduction for corporations.........           4.92%

PAYABLE DATE                                                       PER SHARE
May 25, 2007................................................        $0.01464
June 25, 2007...............................................        $0.03782
July 25, 2007...............................................        $0.03476
Aug. 24, 2007...............................................        $0.03506
Sept. 24, 2007..............................................        $0.03500
Total distributions.........................................        $0.15728

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           4.92%
      Dividends Received Deduction for corporations.........           4.92%

PAYABLE DATE                                                       PER SHARE
May 25, 2007................................................        $0.01396
June 25, 2007...............................................        $0.03665
July 25, 2007...............................................        $0.03496
Aug. 24, 2007...............................................        $0.03436
Sept. 24, 2007..............................................        $0.03474
Total distributions.........................................        $0.15467

--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 48 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  49

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 50 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT  51

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year. The Board accords particular weight to the work, deliberations and conclusions of these committees in determining whether to approve the IMS Agreement.

At the April 11-12, 2007 in-person Board meeting, the Board, including the independent Board members (the "Independent Directors"), considered approval of the IMS Agreement. At this meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services to be performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services to be provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Funds' operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services to be provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services to be provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services to be performed under the IMS Agreement for the Fund would be of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written) and other considerations, the Board determined that RiverSource was in a position to provide a high quality and level of services to the Fund.

--------------------------------------------------------------------------------

 52 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

Investment Performance: Although the consideration of a Fund's investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, the Board did not consider this factor because the Fund had no performance history.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund would receive.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. The Board also discussed the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees to be paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services to be provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial

--------------------------------------------------------------------------------

          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT 53 institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 54 RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2007 ANNUAL REPORT

     RIVERSOURCE(R) STRATEGIC INCOME ALLOCATION FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
                                        Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2007 RiverSource Distributors, Inc.                           S-6287 C (11/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

     (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Strategic Allocation Series, Inc. were as follows:

                                 2007 - $59,300

(b) Audit - Related Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Strategic Allocation Series, Inc. were as follows:

                                  2007 - $1,590

(c) Tax Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for tax compliance related services for RiverSource Strategic Allocation Series, Inc. were as follows:

                                  2007 - $6,000

(d) All Other Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Strategic Allocation Series, Inc. were as follows:

                                    2007 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2007 - $515,670

(h) 100% of the services performed in item (g) above during 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

     (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under
     Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

     (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

     (a)(3) Not applicable.

     (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       RiverSource Strategic Allocation Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date December 4, 2007


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date December 4, 2007